Exhibit 10.21

CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

CO-DEVELOPMENT AND LICENSE AGREEMENT

Between

Zhejiang Medical Corporation

and

AMBRX, INC.

Dated as of June 14, 2013

CO-DEVELOPMENT AND LICENSE AGREEMENT

This CO-DEVELOPMENT AND LICENSE AGREEMENT (this “Agreement”), effective as of June 14, 2013 (the “Effective Date”), is between AMBRX, Inc., a Delaware Corporation having the principal business address at 10975 North Torrey Pine Road, La Jolla, California 92037, USA for and on behalf of itself and its Affiliates (together with its Affiliates, “AMBRX”), and , Zhejiang Medicine Co., Ltd., a company duly organized and existing under the laws of the People’s Republic of China and having the principal business address at 268 Dengyun Road, Gongshu District, Hangzhou, Zhejiang, P.R. China, for and on behalf of itself and its Affiliates (together with its Affiliates, “ZMC”). AMBRX and ZMC may each be referred to herein individually as a “Party” or, collectively, as the “Parties.”

RECITALS

WHEREAS, Ambrx owns and/or controls Ambrx Background Technology (as hereinafter defined) and has rights to Licensed Intellectual Property Rights as hereinafter defined) with respect to aHer2-ADC Program (as hereinafter defined);

WHEREAS, ZMC is a pharmaceutical company engaged in research, development, and commercialization of pharmaceutical products, including the human therapeutic products in the Territory (as hereinafter defined);

WHEREAS, ZMC desires to obtain an exclusive license under the Ambrx Existing Patent Rights in the Territory upon the terms and conditions set forth herein, and Ambrx desires to grant such a license, in order for ZMC to develop, make, use, sell, offer for sale the Licensed Products (as hereinafter defined) for the prevention or treatment of human diseases and human conditions in the Territory;

WHEREAS, ZMC desires to obtain assistance from AMBRX and AMBRX desires to offer such assistance to ZMC to develop aHer2-ADC Program to the Licensed Products in the Territory under the world-class standards and complete phase I human clinical trials outside the Territory and build a cGMP manufacturing facility to produce the Licensed Product for commercialization in the Territory and/or aHer2-ADC API or aHer2-ADC Product (as hereinafter defined) outside the Territory.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

ARTICLE 1

DEFINITIONS

As used in this Agreement, the following terms shall have those meanings set forth in this Article 1 unless the context dictates otherwise.

1.1	“Affiliate” shall mean, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with such Person. A Person shall be deemed to control another Person if such Person possesses the power to direct or cause the direction of the management, business and policies of such Person, , whether through the ownership of fifty percent (50%) or more of the voting securities of such Person by voting agreement, by contract or otherwise.

1.2	“Her2” shall mean v-erb-b2 erythroblastic leukemia viral oncogene homolog having a Genbank ID number of 2064 and a protein sequence as shown in Exhibit 1.

1.3	“aHer2-Antibody” shall mean an Antibody that primarily binds to Her2.

1.4	“aHer2-ADC” shall mean an Antibody Drug Conjugate (ADC) which is capable of binding primarily to Her2 and being conjugated to one cytotoxic payload. For clarity, aHer2-ADC includes ADC that has been conjugated to one cytotoxic payload.

1.5	“aHer2-ADC API” shall mean aHer2-ADC in compliance with regulatory requirements by CFDA in the Territory, the FDA in the United States and other such appropriate Regulatory Authority and suitable as an active pharmaceutical ingredient for pharmaceutical or biological preparation.

1.6	“aHer2-ADC Candidate(s)” shall mean aHer2-ADC controlled and provided by AMBRX to ZMC for further evaluation under the aHer2-ADC Program to determine suitability for continued development for regulatory approval and commercialization.

1.7	“aHer2-ADC Program” shall mean development, preclincal and clinical activities directed by the joint Steering Committee and undertaken by ZMC to develop an aHer2-ADC API and/or aHer2-ADC Product from aHer2-ADC Candidate(s).

1.8	“aHer2-ADC Product” shall mean any pharmaceutical or biological preparation in final form containing aHer2-ADC API. For clarity, different formulations or dosage strengths of a given aHer2-ADC API shall be considered the same aHer2-ADC Product for purposes of this Agreement.

1.9	“AMBRX Background Technology” shall mean Know How and AMBRX Patent Rights, including inventions, discoveries, improvements, processes, methods, protocols, formulas, compositions, data, inventions, know-how and/or trade secrets, patentable or otherwise, which are owned and/or Controlled by AMBRX or any of its Affiliates as of the Effective Date or during the Term of this Agreement.

1.10	“AMBRX Existing Patent Rights” shall mean all Patent Rights owned or

Controlled by or licensed to Ambrx as of the Effective Date which is related to aHer2-ADC as shown in Exhibit X.

1.11	“AMBRX Improvements” shall mean all Patent Rights and Know-How first (i) conceived, (ii) developed, (iii) reduced to practice or (iv) shown to have utility by one or more employees or Third Parties working on behalf of AMBRX, in connection with the development of Licensed Products or in the course of engaging in aHer2-ADC Program during the Term of this Agreement without involvement of any employees from ZMC.

1.12	“AMBRX Know-How” shall mean all Confidential Information & Materials, technical knowledge, materials, cells or cell lines, software, trade secrets, Know How, process technology and other knowledge, information, or technology in possession of AMBRX and its Affiliate, as of the Effective Date and during the Royalty Term, concerning subject matter relating to Licensed Products, or which otherwise are useful for the development, manufacture, use or sale of Licensed Products.

1.13	“AMBRX Patent Rights” shall mean any Patent Rights Controlled or owned by AMBRX as of the Effective Date or during the Term of this Agreement. For clarity, AMBRX Patent Rights excludes AMBRX Existing Patent Rights.

1.14	“Antibody(ies)” shall mean a full length antibody which is a “Y”-shaped protein consisting of four polypeptide chains: two identical heavy chains and two identical light chains connected by disulfide bonds, capable of binding to an antigen, whether polyclonal, monoclonal, human, humanized, chimeric, murine, synthetic or from any other source.

1.15	“Antibody Drug Conjugate” or “ADC” shall mean an Antibody which 1) has undergone modification through the incorporation, substitution or addition of one or more non-naturally encoded amino acids (i.e., amino acids other than the 20 naturally-encoded amino acids), 2) provides one or more specific site(s) in the amino acid sequence of the Antibody suitable for conjugation, and 3) is suitable and capable of being conjugated, linked or attached to one or more cytotoxic payload(s) via one or more specific site(s). For clarity, ADC includes an Antibody that has been conjugated, linked or attached to one or more cytotoxic payload(s) via one or more specific site(s).

1.16	“Applicable Laws” shall mean the applicable laws of any jurisdiction which are applicable to any of the Parties or their respective Affiliates in carrying out activities hereunder or to which any of the Parties or their respective Affiliates in carrying out the activities hereunder is subject by law or by agreement, and shall include all statutes, enactments, acts of legislature, laws, ordinances, rules, regulations, notifications, guidelines, policies, directions, directives and orders of any statutory authority, tribunal, board, or court or any central or state government or local authority or other governmental entity in such jurisdictions.

1.17	“Calendar Quarter” shall mean the respective periods of three (3) consecutive calendar months ending on March 31, June 30, September 30 and December 31.

1.18	“Calendar Year” shall mean each successive period of twelve (12) months commencing on January 1 and ending on December 31.

1.19	“CFDA” shall mean China Food and Drug Administration in the People’s Republic of China, or any successor thereto.

1.20	“cGMP” or “Current Good Manufacturing Practice” shall mean the applicable then-current standards for manufacturing of pharmaceuticals or biologicals, as set forth in the United States Federal Food, Drug and Cosmetic Act, 21 U.S.C §§ 301, as amended from time to time, together with any similar standards of good manufacturing practice as required by CDA and other relevant Regulatory Authority.

1.21	“Commercially Reasonable Efforts” shall mean, with respect to the efforts to be expended by a Party with respect to any objective, reasonable, diligent, good faith efforts to accomplish such objective as such Party would normally use to accomplish a similar objective under similar circumstances, it being understood and agreed that with respect to the research, discovery, development or commercialization of any Licensed Product (or aHer2-ADC, aHer2-ADC Candidate, aHer2-ADC API, aHer2-ADC Product, as applicable) by either Party, such efforts shall be substantially equivalent to those efforts and resources commonly used by such Party for a product owned by it or to which it has rights, which product is at a similar stage in its development or product life and is of similar market potential taking into account efficacy, safety, approved labeling, the competitiveness of alternative products in the marketplace, the patent and other proprietary position of the product, the likelihood of regulatory approval, the profitability and commercial potential of the product to the applicable Party (including the amounts payable to licensors of patent or other intellectual property rights), alternative products and other relevant factors.

1.22	“Confidential Information & Material” shall mean any and all proprietary and/or confidential information, materials, and data, including all scientific, pre-clinical, clinical, regulatory, process, formulation, manufacturing, marketing, financial and commercial information or data, compounds, cells, cell lines, whether communicated in writing or orally or by any other method, which are provided by one Party to the other Party prior to or during the Term of this Agreement.

1.23

“Control”, “Controls” or “Controlled by” shall mean with respect to any Existing Patent Rights, Patent Rights, Know-How, Confidential Information & Materials, or other intellectual property assets or other items or rights, as applicable, the possession of (whether by ownership or license or other right, other than pursuant to a license under this Agreement), or the ability of a Party to grant access to, or a license or sublicense of, such item or right as provided for herein without violating the terms of any agreement or other arrangement with any Third Party existing at the time such Party would be required hereunder to grant the other Party such access or license or sublicense.

1.24	“Covered By” shall mean, with respect to Patent Rights: materials, products and services developed, manufactured, used, sold or provided by ZMC, which but for the License, would infringe a Valid Claim of such Patent Rights in the Territory in which such products or services are developed, used, manufactured, sold or provided by ZMC, respectively.

1.25	“Effective Date” shall mean the date first set forth above.

1.26	“FDA” shall mean the United States Food and Drug Administration, or any successor thereto.

1.27	“Field” shall mean the field of aHer2-ADC including all human indications and uses, such as diagnosis, prevention, and treatment of human diseases and conditions associated with aHer2. For clarity, Field is for human use only and excludes all non-human indications and uses.

1.28	“First Commercial Sale” shall mean, with respect to Licensed Product, the first sale to the general public of such Licensed Product in the Territory after all required marketing and pricing approvals have been granted, or otherwise permitted, by the governing health authority of Territory such as CFDA. “First Commercial Sale” shall not include the provision of any Licensed Product for use in clinical trials or for compassionate use prior to the receipt of necessary Marketing Authorization.

1.29	“Full Time Equivalent” or “FTE” shall mean a dedicated full-time employee or contractor of Ambrx, as the case may be, or in the case of less than a full-time dedicated person, a full-time, equivalent person year, each based upon the total of one thousand six hundred eighty (1680) hours per year of work on activities hereunder.

1.30	“FTE Rate” means the yearly rate at which ZMC will fund Ambrx FTEs.

1.31	“China GAAP” shall mean Generally Accepted Accounting Principles for the People’s Republic of China.

1.32	“Generic Competition” shall mean the sale of products containing aHer2-ADC in the Territory by a Third Party.

1.33	“Joint Development Committee” shall mean the entity organized and acting pursuant to Section 3.

1.34

“Joint Development Technology” or “Joint Improvements” shall mean all Inventions and Know-How first (i) conceived, (ii) developed, (iii) reduced to practice or (iv) shown to have utility by, on one hand, one or more employees or

Third Parties working on behalf of ZMC, on the one hand, with one or more employees or Third Parties working on behalf of AMBRX, on the other hand, in connection with the development of Licensed Products or in the course of engaging in aHer2-ADC Program, as well as any and all Patents covering the same.

1.35	“Know-How” shall mean unpatented technical and other information or materials which are not in the public domain including information comprising or relating to discoveries, inventions, data, designs, formulae, methods, models, assays, research plans, procedures, designs for experiments and tests and results of experimentation and testing (including results of research or development or aHer2-ADC Program), cells or cell lines (including cells or cell lines producing aHer2 Antibody or aHer2 ADC), processes (including manufacturing processes, specifications and techniques), laboratory records, chemical, pharmacological, toxicological, clinical, analytical and quality control data, trial data, case report forms, data analyses, reports or summaries and information contained in submissions to and information from ethical committees and regulatory authorities. Know-How includes rights protecting Know-How. The fact that an item is known to the public shall not be taken to exclude the possibility that a compilation including the item, and/or a development relating to the item, is (and remains) not known to the public.

1.36	“License” shall mean all of the rights granted by Ambrx to ZMC by this Agreement under the Licensed Intellectual Property Rights pursuant to Sections 2.1.1 and 2.1.2.

1.37	“Licensed Intellectual Property Rights” shall mean (a) AMBRX Know How; and (b) AMBRX Existing Patent Rights.

1.38	“Licensed Products” shall mean any aHER2-ADC product related to aHer2-ADC products, that meets any of the following criteria: (i) the development, use, manufacture or sale of any such aHER2-ADC product is or will be Covered By a Valid Claim of any Existing Patents and/or AMBRX Patent Rights; or (ii) such product (a) is not described in clause (i) above and (b) is developed, manufactured, sold or provided using AMBRX Know-How. For the avoidance of doubt, Licensed Products include aHer2-ADC, aHer2-ADC Candidate, aHer2-ADC API, and aHer2-ADC Product.

1.39	“Marketing Authorization” shall mean all approvals from CFDA necessary to market and sell a Licensed Product in the Territory or a Regulatory Authority in a corresponding jurisdiction outside Territory.

1.40

“Net Sales” shall mean (I) to AMBRX, the revenue AMBRX received from a Third Party by transferring, assigning or licensing Phase I Clinical Data to such Third Party, or from the commercialization of an aHer2-ADC Product outside Territory whereas the Market Authorization of such aHer2-ADC Product is based on Phase I Clinical Data, excluding FTEs, reimbursements and deductions as defined in 1.40(II)(a)-(i); and

(II) to ZMC, the gross invoice price (not including value added taxes, sales taxes, or similar taxes) of Licensed Product sold by ZMC or its Affiliate to the first Third Party in which ZMC has no equity interest after deducting, if not previously deducted, from the amount invoiced or received:

(a)	trade and quantity discounts actually given other than early payment cash discounts;

(b)	returns, rebates, charge backs and other similar fees and allowances actually taken;

(c)	retroactive price reductions that are actually allowed or granted;

(d)	deductions to gross invoice price of Licensed Product imposed by Regulatory Authorities or other governmental entities;

(e)	sales commissions, distribution fees and other similar fees paid to Third Party distributors and/or selling agents actually paid;

(f)	early payment cash discounts, transportation and insurance, and custom duties actually taken; and

(g) the standard inventory cost of devices or delivery systems used for dispensing or administering or delivering Product;

(h)	interest charge, late payment penalty and other similar fees; and

(i)	uncollectable unpaid invoices.

Any individual items that are estimated and deducted in calculating Net Sales shall be periodically (but at least on a calendar quarter basis) trued up and adjusted by ZMC consistent with its customary practices and in accordance with China GAAP. Any deductions subsequently reversed shall be included in Net Sales for the royalty period in which such deductions are reversed. The calculation of Net Sales hereunder shall be in accordance with China GAAP and ZMC’ and/or its Affiliates’ customary accounting policies, applied consistently across periods, and

(a) Transfer or sale of a Licensed Product within ZMC, between ZMC and an Affiliate, or between ZMC and a non-Affiliate Third Party in which ZMC has equity interest shall not be considered a sale, commercial use or disposition for the purpose of the foregoing paragraphs;

(b) in the event that ZMC has to transfer or sell any Licensed Product to a non-Affiliate Third Party in which ZMC has equity interest, ZMC and AMBRX shall jointly discuss and determine the value of Net Sales; and

(c) in the event that ZMC receives consideration for any Licensed Products in the case of transactions not at arm’s length with a non-Affiliate of ZMC, Net Sales will be calculated based on the fair market value of such consideration or transaction, assuming an arm’s length transaction made in the ordinary course of business.

1.41	“Party” shall mean AMBRX or ZMC and, when used in the plural, shall mean AMBRX and ZMC.

1.42	“Patent Rights” shall mean any and all rights under any of the following, whether existing now or in the future, and whether or not filed: (i) a United States, international or foreign patent, utility model, design registration, certificate of invention, patent of addition or substitution, or other governmental grant for the protection of inventions or industrial designs anywhere in the world, including any reissue, renewal, re-examination or extension thereof; and (ii) any application for any of the foregoing, including any international, provisional, divisional, continuation, continuation-in-part, or continued prosecution application.

1.43	“Person” shall mean any natural person, corporation, firm, business trust, joint venture, association, organization, company, partnership or other business entity, or any government or any agency or political subdivision thereof.

1.44	“Phase I Clinical Data” shall mean data, information, or regulatory filings related to Phase I Clinical Trial in a country that would satisfy the requirements of 21 CFR 312.21(a), as may be amended, or the foreign equivalent thereof.

1.45	“Phase I Clinical Trial” shall mean a human clinical trial in any country that would satisfy the requirements of 21 CFR 312.21(a), as may be amended, or the foreign equivalent thereof.

1.46	“Phase II Clinical Trial” shall mean a human clinical trial in any country that would satisfy the requirements of 21 CFR 312.21(b), as may be amended, or the foreign equivalent thereof.

1.47	“Phase III Clinical Trial” shall mean a human clinical trial in any country that would satisfy the requirements of 21 CFR 312.21(c), as may be amended, or the foreign equivalent thereof.

1.48	“Regulatory Authority” shall mean any applicable government regulatory authority involved in granting approvals for the manufacturing, marketing, reimbursement and/or pricing of an aHer2-ADC API or aHer2-ADC Product in the Territory or outside Territory, including, in the Territory, CFDA, and in the United States, the United States Food and Drug Administration and any successor governmental authority having substantially the same function

1.49	“Royalty Term” shall mean the period commencing with the First Commercial

Sale of the Licensed Product and continue until the expiration of the later of: (i) the last-to-expire Valid Patent Claim that would be infringed by the manufacture, use or sale of Licensed Product in the Territory; or (ii) the period of twenty (20) years following the First Commercial Sale of such Licensed Product in Territory.

1.50	“Territory” shall mean all cities, zones, provinces, territories and other divisions or regions in and throughout the People’s Republic of China.

1.51	“Third Party” shall mean a person or entity other than Ambrx, ZMC or their Affiliates.

1.52	“Valid Claim” means: (a) a claim of an issued and unexpired patent within the Patent Rights that has not been (i) held permanently revoked, unenforceable, unpatentable or invalid by a decision of a court or governmental body of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, (ii) rendered unenforceable through disclaimer or otherwise, (iii) abandoned or (iv) permanently lost through an interference or opposition proceeding without any right of appeal or review; or (b) a pending claim of a pending patent application within the Patent Rights that (i) has been asserted and continues to be prosecuted in good faith and (ii) has not been abandoned or finally rejected without the possibility of appeal or refiling.

1.53	“ZMC Improvements” shall mean all Patent Rights and Know-How first (i) conceived, (ii) developed, (iii) reduced to practice or (iv) shown to have utility by one or more employees or Third Parties working on behalf of ZMC, in connection with the development of Licensed Products or in the course of engaging in aHer2-ADC Program without any involvement with employee(s) of AMBRX.

1.54	“ZMC Manufacturing Facility” shall mean a manufacturing facility to be built or acquired and operated by ZMC or on behalf of ZCM, which 1) meets the regulatory requirement under CFDA for Marketing Authorization of the Licensed Product in the Territory, and 2) meets the cGMP requirements under United State FDA to manufacture aHer2-ADC API or aHer2-ADC Product and passes the inspection from FDA.

ARTICLE 2

LICENSE; DEVELOPMENT AND COMMERCIALIZATION

2.1	EXCLUSIVE LICENSE GRANT BY AMBRX.

2.1.1	Subject to the rights retained by AMBRX in Sections 2.1.3 & 2.1.4, AMBRX hereby grants to ZMC an exclusive right and license in the Field throughout the Territory, with the right to grant sublicenses subject to Section 2.7.1, under AMBRX Existing Patents to develop, have developed, use, manufacture, have manufactured, sell, offer for sale and have sold Licensed Products.

2.1.2	Subject to the rights retained by AMBRX in Sections 2.1.3 & 2.1.4,

AMBRX hereby grants to ZMC an exclusive right and license in the Field throughout the Territory, with the right to grant sublicenses subject to Section 2.7.1, under AMBRX Know-How to develop, have developed, use, manufacture, have manufactured, sell, offer for sale and have sold Licensed Products.

2.1.3	AMBRX shall retain non-exclusive and sublicensable rights under the foregoing Licenses in Section 2.1.1 and 2.1.2 solely as are necessary to perform documented research activities in the Territory and AMBRX shall notify ZMC of such activities.

2.1.4	AMBRX shall retain all rights under Licensed Intellectual Property Rights unless otherwise specifically and expressly set forth in this Agreement.

2.2	NON-EXCLUSIVE LICENSE GRANT BY AMBRX. AMBRX hereby grants to ZMC a non-exclusive right and license in the Field in a mutually approved jurisdiction outside the Territory, under Licensed Intellectual Property Rights, for the sole purpose of conducting regulatory activities for Phase I Clinical Data in said jurisdiction for the Licensed Products; provided that Australia is deemed as a mutually approved jurisdiction as of the Effective Date of this Agreement for the purpose of this section and the Joint Steering Committee may amend such jurisdiction from time to time.

2.3	NON-EXCLUSIVE SUBLICENSE GRANT BY AMBRX. In the event that, during the term of this Agreement and after the Effective Date, AMBRX licenses from any Third Party rights in the Field to any Valid Claim of any issued patent or patent application issued to a Third Party that shall be necessary for ZMC’s exercise of its rights pursuant to Section 2.1 herein (a “AMBRX Third Party License”) in the Territory, AMBRX shall promptly so notify ZMC of the terms of such AMBRX Third Party License and the rights covered by such license. Upon request by ZMC, and to the extent not prohibited by such AMBRX Third Party License, AMBRX shall grant to ZMC, and does hereby grant to ZMC, a non-exclusive right and sublicense in the Field throughout the Territory, with the right to grant further sublicenses subject to Section 2.7.1, under the rights granted to AMBRX in the AMBRX Third Party License. AMBRX shall use reasonable efforts to secure the right to grant the sublicense under this Section in any AMBRX Third Party License. If ZMC is required to pay certain royalty payment to such a Third Party under AMBRX Third Party License, ZMC is entitled to offset such royalty payment pursuant to the terms in Section 6.6.

2.4

NO ASSERTION BY AMBRX. So long as ZMC is in compliance with the terms and conditions of this Agreement, AMBRX shall not assert against any claims for infringement of any AMBRX Background Technology owned or Controlled by AMBRX covering ZMC’s permitted exercise of its rights hereunder solely for the purpose of developing, making, having made, using, selling, offering for sale, having sold any Licensed Product in the Territory or solely for the purpose of engaging permitted regulatory activities for Phase I Clinical Data in Australia or a mutually approved jurisdiction outside the Territory pursuant to Section 2.2.

2.5	NON-EXCLUSIVE LICENSE GRANT BY AMBRX. AMBRX hereby grants to ZMC a non-exclusive, sub-licensable, royalty-free right and license in the Territory, under AMBRX’s interest in the AMBRX Improvements, to use, develop and exploit AMBRX Improvements only for Licensed Products.

2.6	EXCLUSIVE LICENSE GRANT BY ZMC. As the consideration to the rights granted by AMBRX under Section 2.3, ZMC hereby grants to AMBRX an exclusive (even as to ZMC), sub-licensable, royalty-free right and license in the world outside the Territory, under ZMC’s interest in the ZMC Improvements and Joint Improvements, to use, develop and exploit ZMC Improvements and Joint Improvements.

2.7	NON-EXCLUSIVE LICENSE GRANT BY ZMC. As the consideration to the rights granted by AMBRX under Section 2.5, ZMC hereby grants to AMBRX a non-exclusive, sub-licensable, royalty-free right and license in the Territory, under ZMC’s interest in the ZMC Improvements, to use, develop and exploit ZMC Improvements.

2.8	TRANSFER OR EXCLUSIVE LICENSE GRANT BY ZMC REGARDING PHASE I CLINICAL DATA. To the extent permissible by Applicable Law, ZMC shall transfer and assign to AMBRX ownership of all preclinical, clinical, regulatory filings, and Phase I Clinical Data in Australia or a mutually approved jurisdiction outside the Territory, provided however, if such transfer and assignment is not legally permitted, ZMC hereby grants to AMBRX an exclusive (even as to ZMC), sub-licensable, transferable, perpetual, irrevocable, non-terminable, royalty-bearing right and license in the world outside the Territory, under ZMC’s interest in information including regulatory filings and Phase I Clinical Data, to use, develop and exploit such information by AMBRX, its Affiliate or a Third Party authorized by AMBRX. ZMC shall make reasonable effort to perfect such transfer, assignment or exclusive license under this section.

2.9	SUBLICENSES.

2.9.1

Any sublicense by ZMC of the rights granted to ZMC under Sections 2.1 and 2.2 shall obtain written approval from the Joint Steering Committee first, and then AMBRX prior written consent not unreasonably withhold or delayed, be consistent with the terms of this Agreement, include an obligation for the sublicensee to comply with the applicable obligations of the sublicensing Party set forth in this Agreement. ZMC shall not grant any sublicense hereunder that would impose obligations on AMBRX greater than those obligations of AMBRX contained in this Agreement. ZMC shall provide to AMBRX a copy of each sublicense hereunder, which shall permit verification by AMBRX of compliance with the provisions of this Agreement. Parties expressly agree that AMBRX 1) shall reasonably withhold the written consent if ZMC sublicenses its substantially entire rights and interests granted herein to a Third Party unless Parties negotiate in good faith to reach an agreement prior to such sublicense, and 2) shall not unreasonably withhold such consent if ZMC enters such sublicense for the purpose of distributing or supplying Licensed Products in the Territory or otherwise expressed approved herein or by the Joint Steering Committee.

2.9.2	With respect to any sublicense by one Party of the rights granted to said Party under Sections 2.5, 2.6 and 2.7, said Party shall not grant any sublicense hereunder that would impose obligations on the other Party greater than those obligations of the other Party contained in this Agreement.

2.9.3	Both Parties expressly acknowledges and agrees that WUXI AppTec Co. Ltd shall be deemed as an approved sublicensee under Section 2.8.1 solely for the purpose of conducting preclinical and clinical trials and manufacturing the Licensed Product in Territory prior to the completion and operation of ZMC’s Manufacturing Facility. Parties expressly acknowledges that ZMC shall enter a service agreement with WUXI AppTec within one month from the Effective Date (“ZMC–WUXI Service Agreement as shown in Exhibit 3) for the purpose of developing, conducting preclinical and clinical trials and manufacturing the Licensed Product in Territory.

2.10	NO OTHER GRANT OF RIGHTS. Except as expressly provided herein, nothing in this Agreement will be construed to confer any ownership interest, license or other rights upon Licensee by implication, estoppel or otherwise as to any technology, intellectual property rights, products or biological materials of AMBRX, or any other entity, regardless of whether such technology, intellectual property rights, products or biological materials are dominant, subordinate or otherwise related to any AMBRX Background Technology or Licensed Intellectual Property Rights.

ARTICLE 3

JOINT STEERING COMMITTEE

3.1

MEMBERS. The Parties shall establish a Joint Steering Committee (the “Joint Steering Committee”), which shall comprise six (6) members, three (3) designated by ZMC and three (3) by AMBRX (or such other number as the Parties may agree in writing). The initial members of the Joint Steering Committee are set forth on Exhibit 5. Any member of the Joint Steering Committee may be represented at any meeting by a designee who is appointed by the Party designating such member for such meeting and who has authority to act on behalf of such member, as evidenced by written notice from the Party designating such member to the chairperson of the Joint Steering Committee. The chairperson of the Joint Steering Committee shall be one of the members designated by Ambrx during the first three-year period following the Effective Date and one of the members designated by ZMC thereafter. The initial chairperson is designated on Exhibit 5. Each Party shall be free to replace its representative members with new appointees who have authority to act on behalf of such Party on the Joint Steering Committee, on written notice to the other Party.

3.2	RESPONSIBILITIES. The Joint Steering Committee shall be responsible for (a) approving and providing implementation plans to ZMC that are suitable for WUXI AppTec to perform the work plans defined in the ZMC-WUXI Service Agreement or sub-agreement thereof and (b) planning, overseeing and directing evaluation and review of aHer2-ADC Candidates, selection of aHer2-ADC API or aHer2-ADC Product from aHer2-ADC Candidates based on the performance of aHer2-ADC Program, the development and commercialization of, and regulatory filings relating to, Licensed Products (including aHer2-ADC API or aHer2-ADC Product) in Territory or Phrase I Clinical Trials of Licensed Products outside the Territory, including, without limitation, overseeing all research, development, pre-clinical, and clinical trial activities, coordination of activities in building a manufacture facility in compliance with cGMP requirements and overseeing early stage manufacture, preclinical, and clinical development activities to be conducted by a Third Party regarding the Licensed Products pursuant to Section 2.8.

3.3	MEETINGS. The Joint Steering Committee shall meet as frequently as the Parties deem appropriate during the first three-year period following the Effective Date but no less frequently than once a Calendar Quarter (or more frequently, as agreed upon by the Parties) thereafter, on such dates and at such times as the Parties shall agree, on ten (10) days’ written notice to the other Party unless such notice is waived by the other Party. The Joint Steering Committee may convene or be polled or consulted from time to time by means of telecommunications, video conferences or correspondence, as deemed necessary or appropriate by the Parties. To the extent that meetings are held in person, they shall alternate between the offices of the Parties unless the Parties otherwise agree. The chairperson shall be responsible for sending notices of meetings to all members.

3.4	DECISIONS.

3.4.1	A quorum for a meeting of the Joint Steering Committee shall require the presence of at least two AMBRX members (or designees) and at least two ZMC members (or designees) in person or by telephone. All decisions made or actions taken by the Joint Steering Committee shall be made unanimously by its members, with the AMBRX members present at a meeting cumulatively having one vote and the ZMC members present at a meeting cumulatively having one vote.

3.4.2

In the event that unanimity cannot be reached by the Joint Steering Committee with respect to a matter that is a subject of its decision-making authority within thirty (30) days after the matter is first brought before the Joint Steering Committee, then the matter shall be decided unanimously by the Chairman of ZMC and the CEO of AMBRX or by their designated representative. If no such decision is made then the chairperson of the Joint Steering Committee shall make a final decision in good faith, provided however, in the event such decision is relevant to activities outside Territory or cGMP compliance, such decision shall be made by a member designated by AMBRX.

3.5	MINUTES. Within fifteen (15) days after each Joint Steering Committee meeting, the chairperson of the Joint Steering Committee shall prepare and distribute minutes of the meeting, which shall provide a description in reasonable detail of the discussions had at the meeting and a list of any actions, decisions or determinations approved by the Joint Steering Committee at such meeting. The chairperson of the Joint Steering Committee shall be responsible for circulation of all draft and final minutes. Draft minutes shall be circulated to all members of the Joint Steering Committee sufficiently in advance of the next meeting to allow review and comment prior to the meeting. Minutes shall be approved or disapproved, and revised as necessary, at the next meeting. Final minutes shall be distributed to the members of the Joint Steering Committee.

3.6	TERM. The Joint Steering Committee shall exist until the expiration of the Royalty Term for all Licensed Products.

ARTICLE 4

DEVELOPMENT AND COMMERCIALIZATION

4.1	DEVELOPMENT EFFORT BY ZMC. ZMC shall, either itself or through its Affiliates or Third Parties mutually approved by the Join Steering Committee, at ZMC’s sole expense, use Commercially Reasonable Efforts to conduct the development and commercialization of Licensed Products within the Territory. ZMC shall exercise in the performance of such development commercially reasonable effort, technical skill and competence. Such diligent efforts shall include, without limitation, the funding and expenditure by ZMC to perform the work plans as defined in the ZMC-WUXI Service Agreement (“WORK PLAN” as shown in Exhibit 4, which is incorporated herein in its entirety as a part of the this Agreement and the aHer2-ADC Program and can be revised by the Joint Steering Committee from time to time) and the development and commercialization of Licensed Products. In addition, without limiting the foregoing, ZMC shall use Commercially Reasonable Efforts to achieve the following objectives (“ZMC MILESTONES”):

4.1.1

ZMC either on its own, on behalf or through WUXI AppTec pursuant to Section 2.8) or any other Third Party approved by the Joint Steering Committee from time to time, shall use Commercially Reasonable Efforts to engage in the performance of the WORK PLAN and/or the aHer2-ADC

Program, under the guidance and supervision of the Joint Steering Committee, to evaluate aHer2-ADC Candidate(s) provided by AMBRX and select aHer2-ADC API or aHer2-ADC Product therefrom for development and commercialization.

4.1.2	ZMC either on its own, on behalf or through WUXI AppTec (pursuant to Section 2.8) or any other Third Party approved by the Joint Steering Committee from time to time, shall use Commercially Reasonable Efforts to pursue preclinical and initiate clinical trial evaluations for Licensed Products (including aHer2-ADC API or aHer2-ADC Product) under CFDA or the equivalent regulatory agency required for Marketing Authorization and thereafter commercialize the Licensed Product in Territory; provided however, should ZMC decide to build or acquire a ZMC Manufacturing Facility in Territory suitable to manufacture Licensed Product, such ZMC Manufacturing Facility shall be to a world class standard meeting cGMP requirements with the capacity to supply aHer2-ADC API on a world-wide scale, provided further that cGMP standard is determined by a Third Party mutually approved and selected by both Parties, and thereafter, ZMC shall use Commercially Reasonable Efforts to transfer any information and materials related to the performance of the WORK PLAN and/or the aHer2-ADC Program and/or manufacturing of Licensed Products from WUXI AppTech or a Third Party herein to such ZMC Manufacturing Facility.

4.1.3	ZMC either on its own, on behalf or through any Third Parties mutually approved by the Joint Steering Committee, shall use Commercially Reasonable Efforts to pursue preclinical and Phase I Clinical Trial for Licensed Products under a Regulatory Authority in Australia as mutually agreed upon by Parties or a mutually approved country outside Territory from time to time by the Join Steering Committee; thereafter, ZMC shall promptly provide to the Joint Steering Committee and AMBRX copies of all correspondence related the Licensed Product delivered to or received from the Regulatory Authority and diligently assist AMBRX to further transfer Phase I Clinical Data to AMBRX or transferees to whom AMBRX transfers in countries outside Territory; provided that regulatory filings outside the Territory shall be owned by AMBRX, to the extent permitted by Applicable Law or otherwise exclusively licensed to AMBRX pursuant to Section 2.8 of this Agreement. Upon obtaining Phase I Clinical Data, ZMC has the first right, but not obligation, to negotiate with AMBRX on terms and financial obligations for ZMC to engage in Phase II Clinical Trials or Phase III Clinical Trials outside Territory.

provided, however, that, upon request by ZMC, ZMC shall present to the Joint Steering Committee and AMBRX, revisions to the milestones described in clauses 4.1.1 through 4.1.3 above, or in the designated time periods, with supporting evidence of technical difficulties or delays in financing, clinical studies, or regulatory processes that AMBRX shall deem appropriate at its sole discretion.

ARTICLE 5

SUPPORT AND ASSISTANCE

5.1	EFFORTS BY AMBRX . AMBRX shall, either itself or through its Affiliates, use commercially reasonable efforts to provide technical and consulting assistance or other services as requested by ZMC, at ZMC’s expense, which are necessary for ZMC to exercise its rights under this Agreement to achieve ZMC Milestones under Sections 4.1.1 to 4.1.3. In addition, without limiting the foregoing, AMBRX shall use commercially reasonable efforts to undertake the following responsibilities (“AMBRX RESPONSIBILITIES”):

5.1.1	AMBRX shall assist ZMC to secure arrangement(s) with Third Party contract research organization(s) and/or consultant(s) under Section 4.1, approved by the Joint Steering Committee, to conduct development, preclinical and clinical development activities for the Licensed Products in the Territory and produce the Licensed Products on behalf of ZMC before the transferring of clinical and/or manufacturing programs and protocols from said Third Party under Section 4.1 to ZMC Manufacturing Facility.

5.1.2	AMBRX shall assist ZMC to select a Third Party under Section 4.1.3, approved by the Joint Steering Committee, to conduct preclinical and Phase I Clinical Trials and evaluation of Phase I Clinical Data for Licensed Product outside the Territory.

5.1.3	Should ZMC decide to build or acquire a ZMC Manufacturing Facility in Territory under Section 4.1.2, AMBRX shall assist ZMC, during the construction of or acquiring ZMC Manufacturing Facility, to communicate with United States FDA and recommend Third Party consultant(s) having experience in FDA inspections on cGMP requirements (or having worked at FDA) at the expenses of ZMC, as necessary for ZMC to prepare for FDA inspection of ZMC Manufacturing Facility and achieve ZMC Milestones under Section 4.1.

5.2	TECHNICAL ASSISTANCE: Parties agree that AMBRX will dispatch two FTEs during the first three years period following the Effective Date, provided however, the Joint Steering Committee may request from time to time and ZMC may at its sole discretion approve additional FTEs from AMBRX to provide technical and consulting assistance or other services to ZMC, as necessary for ZMC to achieve ZMC Milestones under Section 4.1.

ARTICLE 6

MONETARY OBLIGATIONS, REPORTS AND AUDITS

6.1	PAYABLE BY ZMC. Subject to the terms and conditions of this Agreement, ZMC shall pay AMBRX royalties as set forth in Section 6.2.

6.2	PATENT ROYALTIES. ZMC shall pay Ambrx royalties in an amount equal to the following percentage of Net Sales of Licensed Products sold by ZMC or its Affiliates:

6.2.1	[***] of such Net Sales in the Territory in each Calendar Year up to and including Net Sales of [***];

6.2.2	[***] of such Net Sales in the Territory in each Calendar Year for the portion of such Net Sales exceeding of [***] up to and including of [***]; and

6.2.3	[***] of such Net Sales in the Territory in each Calendar Year for the portion of such Net Sales exceeding [***].

6.3	KNOW-HOW ROYALTY. Notwithstanding the provisions of Section 6.2 above, in the event that and after the manufacture, use or sale of Licensed Products by ZMC or its Affiliates would not infringe a Valid Patent Claim, or Existing Patents covering the Licensed Products are deemed invalid or have expired, the Net Sales of such Licensed Products in the Territory shall remain the same during the Royalty Term in determining the applicable royalty rate according to Section 6.2, provided however, the Net Sales of such Licensed Products shall be [***] if Generic Competition exists.

6.4	ROYALTY TERM. Royalties on Licensed Product at the rates set forth above shall be paid during the Royalty Term, which shall commence with the First Commercial Sale of the Licensed Product and continue until the expiration of the later of: (i) the last-to-expire Valid Patent Claim of AMBRX Existing Patent Rights that would be infringed by the manufacture, use or sale of Licensed Product in the Territory; or (ii) the period of twenty (20) years following the First Commercial Sale of such Licensed Product in Territory.

6.5	PAYABLE BY AMBRX. AMBRX shall pay ZMC royalties in an amount equal to the following percentage of Net Sales of Phase I Clinical Data transferred or licensed by AMBRX to a Third Party:

6.5.1	[***] of such Net Sales if AMBRX or its Affiliate(s) transfers or licenses Phase I Clinical Data without making additional efforts as defined in Sections 6.5.2 to 6.5.4;

6.5.2	[***] of such Net Sales if AMBRX or its Affiliate(s) transfers or licenses Phase I Clinical Data after AMRBX initiates Phase II Clinical Trial outside Territory;

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6.5.3	[***] of such Net Sales if AMBRX or its Affiliate(s) transfers or licenses Phase I Clinical Data after AMRBX initiates Phase III Clinical Trial outside Territory; and

6.5.4	[***] of such Net Sales if AMBRX or its Affiliate(s) commercializes and sales a Licensed Product outside Territory, the Market Authorization of such Licensed Product is based on Phase I Clinical Data.

6.6	THIRD PARTY ROYALTY SET-OFF. If ZMC under AMBRX Third Party License is required to pay royalty as necessary for ZMC’s exercise of its rights hereunder in Territory pursuant to Section 2.3 or obtain a license from a Third Party due to infringement action under Section 7.4, it may offset any royalty payments actually paid by ZMC to such Third Party due thereunder with respect to sales of Licensed Products against the royalty payments that are due to AMBRX; provided that in no event shall the royalty payments to AMBRX with respect to such Licensed Products be reduced by more than [***] of the amount otherwise due.

6.7	FUNDING FOR DEVELOPMENT. ZMC shall be responsible and pay the full amounts related to the development efforts made by ZMC as described under Section 4.1, ZMC Milestone as described under Sections, and assistance provided by AMBRX as described under Section 5.1.

6.8	THIRD PARTY PAYMENTS. ZMC shall be responsible for and at its sole expense shall pay all amounts owing to WUXI APPTEC and any Third Party under Sections 4.1.1 to 4.1.3 and 5.1.1 to 5.1.3 as necessary for ZMC to achieve ZMC Milestones. The invoice from WUXI APPTEC OR OTHER Third Party approved within the WORK PLAN or incurred by AMBRX for a given Calendar Quarter will be sent to ZMC within forty-five (45) days following the end of such Calendar Quarter. Such invoice reimbursable by ZMC shall be payable within thirty (30) days after ZMC receives such invoice.

6.9	FTE PAYMENTS TO AMBRX. In consideration of technical assistance provided by AMBRX pursuant to Sections 5.2 and 5.3, ZMC shall fund a minimal of two AMBRX FTEs during the first three years period following the Effective Date at the FTE Rate of [***] per FTE per Calendar Year. ZMC shall pay AMBRX in an amount of [***] for the two AMBRX FTEs at the beginning of each Calendar Quarter during the three years period following the Effective Date and any additional amount quarterly if more FTEs from AMBRX are requested and approved pursuant to Section 5.2.

6.10	REPORTS. During the Term following the First Commercial Sale of Licensed Product, ZMC shall furnish to Ambrx a quarterly written report for the Calendar

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Quarter showing the gross and Net Sales of all Licensed Products subject to royalty payments sold by ZMC and its Affiliates in the Territory during the reporting period and the royalties payable under this Agreement. Reports shall be due on the forty-fifth (45th) day following the close of each Calendar Quarter. Royalties shown to have accrued by each royalty report shall be due and payable on the date such royalty report is due. ZMC and its Affiliates shall keep complete and accurate records in sufficient detail to enable the royalties payable hereunder to be determined.

6.11	Audits

6.11.1	ACCOUNTING FIRM. Upon the written request of Ambrx and not more than once in each Calendar Year, ZMC shall permit a qualified and reputable independent certified public accounting firm selected by AMBRX and approved by ZMC not unreasonably withhold, at AMBRX’s expense, to have access during normal business hours to such of the records of ZMC related to the production and sales of Licensed Products as may be reasonably necessary to verify the accuracy of the royalty reports pursuant to Section 6.10 for any Calendar Year ending not more than thirty six (36) months prior to the date of such request. The accounting firm shall disclose to AMBRX and ZMC whether the royalty reports are correct or incorrect and the amount of any discrepancy.

6.11.2	ACCESS. In order to fulfill the auditing, the accounting firm so selected shall have the right to access, examine, review and copy all books or accounts of ZMC, relevant procurement/distribution agreements and other purchase/sales contracts, purchase/sales orders, operation records, tax paid to local government, and itemized tax for the Licensed Products, and to discuss the business, operations and conditions of ZMC with its respective directors, officers, employees, accounts, auditors, financial advisors, legal counsel and investment bankers, to the extent reasonably deemed by AMBRX as necessary for determining the accuracy of the royalty reports. ZMC shall not unreasonably restrict the accounting firm’s access to premises of ZMC during normal business hours.

6.11.3	PAYMENT AND FEES. If such accounting firm identifies a discrepancy made during such period, the appropriate Party shall pay the other Party the amount of the discrepancy within thirty (30) days of the date AMBRX delivers to ZMC such accounting firm’s written report so concluding, or as otherwise agreed upon by the Parties. The fees charged by such accounting firm shall be paid by AMBRX, provided however, that if such audit uncovers an underpayment of royalties by ZMC that exceeds [***] of the total royalties owed for the period in question, the fees of such

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accounting firm shall be equally shared by AMBRX and ZMC.

6.11.4	SUBLICENSEE. ZMC shall include in each sublicensee granted by it pursuant to this Agreement a provision requiring the sublicensee to make reports to ZMC, to keep and maintain records of sales made pursuant to such sublicense and to grant access to such records by AMBRX’s independent accountant to the same extent required of ZMC under this Agreement.

6.11.5	CONFIDENTIALITY. AMBRX shall treat all financial information subject to review under this Section 6.11 or under any sublicense agreement in accordance with the terms of Article 8 of this Agreement, and shall cause its accounting firm to enter into an acceptable confidentiality agreement with AMBRX, or with ZMC and/or its Affiliates or sublicensee, obligating it to retain all such information in confidence pursuant to such confidentiality agreement.

6.12	PAYMENT EXCHANGE RATE. All royalty payments due hereunder shall be paid in United States dollars by wire transfer to a bank account designated by AMBRX. Any payments or portions thereof due hereunder which are not paid on the date such payments are due under this Agreement shall bear interest at a rate equal to the lesser of prime rate as reported by Citibank, New York, New York (or its successor in interest) or the maximum rate permitted by law, calculated on the number of days such payment is delinquent. If the royalty payments are paid in United States Dollar, the Parties shall apply the middle exchange rate between RenMinBi and United States Dollar announced by the People’s Bank of China on the date of occurrence of payment of the royalty during the calendar quarter giving rise to the payment of royalty in United States Dollar.

6.13	TAX WITHHOLDING. AMBRX shall be liable for all income and/or other taxes (including interest) imposed upon any royalty payments made by ZMC to AMBRX under this Agreement (“Taxes”). In the event Applicable Laws require withholding of Taxes, ZMC shall notify Ambrx in writing number of tax payable in advance, before it makes such withholding payments and subtracts the amount thereof from the payments. ZMC shall submit appropriate proof of payment of the withheld Taxes to Ambrx and shall provide Ambrx with the official receipts within a reasonable period of time. Notwithstanding the foregoing, to the extent permitted by Applicable Laws and upon request of Ambrx, ZMC shall Commercially Reasonable Efforts to apply for approvals from competent PRC tax authorities, on behalf of Ambrx, for reduction or exemption of applicable PRC taxes over the payments made by ZMC to AMBRX, before it makes the withholding payments and subtracts the amount thereof from the payments due to Ambrx.

6.14

PAYMENT PROCEDURES. ZMC shall be responsible for obtaining any and all governmental approval/registration procedures (if legally required) and foreign exchange related procedures/formalities in connection with repatriation of any payments made by ZMC to AMBRX under the Agreement to the bank accounts designated by AMBRX outside China, and AMBRX will provide reasonable assistance if necessary.

ARTICLE 7

INTELLECTUAL PROPERTY

7.1	OWNERSHIP. ZMC is the sole owner of ZMC Improvement. AMBRX is the sole owner of AMBRX Improvement. Joint Development Technology is co-owned by ZMC and AMBRX. Other than provided herein, each Party is responsible for filing and prosecuting of patents stemming from its own improvements.

7.2	FILING, PROSECUTION AND MAINTENANCE OF PATENTS FOR JOINT DEVELOPMENT TECHNOLOGY

7.2.1	JOINT DEVELOPMENT TECHNOLOGY. AMBRX shall have the first right to file patent applications for Joint Development Technology (in the name of both ZMC and AMBRX) and thereafter prosecute and maintain Patent Rights for such Joint Development Technology. In the event that AMBRX files such patent applications and thereafter prosecutes and maintains Patent Rights for such Joint Development Technology, ZMC shall execute such documents and perform such ministerial acts, at ZMC’ expense, as may be reasonably necessary for AMBRX to continue such prosecution or maintenance of Patent Rights claiming such Joint Development Technology. AMBRX shall, in its sole discretion, have a right to choose external counsel to assist in the procurement and maintenance of such Joint Development Technology; provided that AMBRX’ choice of counsel will not present a conflict of interest for ZMC. With respect to a given Joint Development Technology, AMBRX may elect not to file or may elect not to file in a particular country and if so, AMBRX shall notify ZMC and ZMC shall have the right to file such patent applications for such Joint Development Technology (in the name of both ZMC and AMBRX) and thereafter prosecute and maintain Patent Rights for such Joint Development Technology. In the event that ZMC files such patent applications and thereafter prosecutes and maintains Patent Rights for such Joint Development Technology, AMBRX shall execute such documents and perform such ministerial acts, at AMBRX’s expense, as may be reasonably necessary for ZMC to continue such prosecution or maintenance of Patent Rights claiming such Joint Development Technology. ZMC shall, in its sole discretion, have a right to choose external counsel to assist in the procurement and maintenance of such Joint Development Technology; provided that ZMC’s choice of counsel will not present a conflict of interest for AMBRX.

7.2.2	ZMC IMPROVEMENTS. ZMC shall have the first right, at its sole cost and expense, to file patent applications for ZMC Improvement and thereafter prosecute and maintain Patent Rights for such ZMC Improvements. With respect to a given ZMC Improvement, ZMC may elect not to file or may elect not to file in a particular country outside the Territory and if so, ZMC shall notify AMBRX and AMBRX shall have the right but not the obligation to file such patent applications for such ZMC Improvement and thereafter prosecute and maintain Patent Rights for such ZMC Improvement. In such event, ZMC shall execute such documents and perform such ministerial acts, at AMBRX’ expense, as may be reasonably necessary for AMBRX to continue such prosecution or maintenance of Patent Rights claiming such ZMC Improvements outside the Territory.

7.2.3	REVIEW AND CONSULTATION. In each case in connection with the foregoing with respect to Joint Development Technology and ZMC Improvement, as applicable, the filing Party (a) shall keep the non-filing Party advised of the status of the actual and prospective patent filings; (b) upon the non-filing Party’s written request, shall provide advance copies of any papers related to the filing, prosecution and maintenance of such patent filings; (c) shall give the non-filing Party an opportunity to review the text of the application before filing and shall consult with the non-filing Party with respect thereto; (d) shall give the non-filing Party an opportunity to review and comment on any documents relating to such patent filings that will be filed in any patent office at least twenty (20) days before such filing and give due consideration to such substantive, non-cumulative comments; (e) shall supply the non-filing Party with a copy of the application as-filed, together with notice of its filing date and serial number; and (f) shall promptly give notice to the non-filing Party of the grant, lapse, revocation, surrender, invalidation or abandonment of any Patent Rights claiming Joint Development Technology and ZMC Improvement, as applicable) for which it is responsible for the filing, prosecution or maintenance hereunder (provided that the filing Party shall give at least thirty (30) days prior written notice to the non-filing Party of any desire to cease prosecution and/or maintenance of such Patent Rights).

7.2.4

COSTS. The Parties shall equally split the costs of filing patent applications and procuring and maintaining Patent Rights in the United States, Japan, China, Brazil, and with the European Patent Office (including but not limited to all National Phase filing costs and fees) for such Joint Development Technology; AMBRX shall be responsible for the costs of filing patent applications and procuring and maintaining Patent Rights for such Joint Development Technology in all other jurisdictions outside the Territory, provided however, if, pursuant to Section 7.2.1, AMBRX elects not to file in a particular country in such other jurisdictions and ZMC elects to file in such particular country for such Joint Development Technology, then ZMC shall pay 100% of the costs to file and maintain said Patent Rights in said elected country. Further, if, pursuant to Section 7.2.2, ZMC elects not to file in a particular country outside Territory and Ambrx elects to file and maintain Patent Rights on such ZMC Improvements, then AMBRX shall pay 100% of the costs to file and maintain said Patent Rights in the elected country(ies). For clarity, AMBRX shall be responsible for prosecuting and maintaining AMBRX Existing Patent Rights and AMBRX Patent Rights in and outside the Territory at its own expense.

7.3	ENFORCEMENT OF PATENT RIGHTS

7.3.1	NOTICE. Each Party shall promptly notify the other Party of any infringement or possible infringement by a third party of any rights licensed to ZMC under this Agreement. Further, Ambrx shall give ZMC, and ZMC shall give Ambrx, notice of any infringement of (i) any AMBRX Existing Patent Rights in the Territory, or any misappropriation or misuse of Ambrx Know-How, that may come to AMBRX’s or ZMC’ attention. ZMC and Ambrx shall thereafter consult and cooperate fully to determine a course of action, including but not limited to, the commencement of legal action by ZMC and/or Ambrx, to terminate any infringement of such Ambrx Existing Patent Rights or any misappropriation or misuse of such Ambrx Know-How, as applicable.

7.3.2

SUIT BY ZMC. ZMC shall have the first right, but not obligation, to initiate and prosecute such legal action at its own expense and in the name of ZMC to terminate any infringement relating to such AMBRX Existing Patent Rights or such Ambrx Know-How in the Territory, as applicable. Should ZMC elect to bring suit against an infringer, ZMC shall keep AMBRX reasonably informed of the progress of the action and shall give AMBRX a reasonable opportunity in advance to consult with ZMC and offer its views about major decisions affecting the litigation. ZMC shall give careful consideration to Ambrx views, but shall have the right to control the action; provided, however, that if the validity and/or enforceability of the Existing Patent Rights is raised by the infringer in the action or, or if ZMC’s license to a Valid Claim in the suit terminates, AMBRX may elect to take control of the action pursuant to Section 7.3.5. Should ZMC elect to bring suit against an infringer and AMBRX is joined as party plaintiff in any such suit, AMBRX shall have the right to approve the counsel selected by ZMC to represent ZMC and AMBRX, such approval not to be unreasonably withheld. The expenses of such suit or suits that ZMC elects to bring, including any expenses of AMBRX incurred in conjunction with the prosecution of such suits or the settlement thereof, shall be paid for entirely by ZMC and ZMC shall hold AMBRX free, clear and harmless from and against any and all costs of such litigation, including reasonable attorneys’ fees. ZMC shall not compromise or settle such litigation without the prior written consent of AMBRX, which consent shall not be unreasonably withheld or delayed.

In the event ZMC exercises its right to sue pursuant to this Section 7.3.2, it shall first reimburse itself out of any sums recovered in such suit or in settlement thereof for all costs and expenses of every kind and character, including reasonable attorneys’ fees, necessarily incurred in the prosecution of any such suit. If, after such reimbursement, any funds shall remain from said recovery, then AMBRX shall receive an amount equal to [***] of such funds and the remaining [***] of such funds shall be retained by ZMC.

7.3.3	SUIT BY AMBRX. If ZMC does not take action in the prosecution, prevention, or termination of any Infringement pursuant to Section 7.3.2 above, and has not commenced negotiations with the infringer for the discontinuance of said infringement, within ninety (90) days after receipt of notice to ZMC by AMBRX of the existence of an Infringement, AMBRX may elect to do so. Should AMBRX elect to bring suit against an infringer and ZMC is joined as party plaintiff in any such suit, AMBRX shall have the right to select the counsel to represent AMBRX and ZMC unless otherwise conflicted out. The expenses of such suit or suits that AMBRX elects to bring, including any expenses of ZMC incurred in conjunction with the prosecution of such suits or the settlement thereof, shall be paid for entirely by AMBRX. In the event AMBRX exercises its right to sue pursuant to this Section 7.3.3, it shall first reimburse itself out of any sums recovered in such suit or in settlement thereof for all costs and expenses of every kind and character, including reasonable attorneys’ fees, necessarily incurred in the prosecution of any such suit. If, after such reimbursement, any funds shall remain from said recovery, then ZMC shall receive an amount equal to [***] of such funds and the remaining [***] of such funds shall be retained by AMBRX. Notwithstanding the foregoing, AMBRX shall have the right to initiate and prosecute any legal action(s) relating to Licensed Intellectual Property Rights or AMBRX Background Technology outside Territory at its own expense.

7.3.4	COOPERATION. Each party agrees to cooperate fully in any action under this Article 7 that is controlled by the other party, provided that the controlling party reimburses the cooperating party promptly for any costs and expenses incurred by the cooperating party in connection with providing such assistance.

7.3.5	DECLARATORY JUDGMENT & INVALIDITY CHALLENGE. If a declaratory judgment action is brought naming ZMC and/or any of its Affiliates as a defendant, or a claim alleging invalidity or unenforceability of any Valid Claims within the Existing Patent Rights, ZMC shall

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promptly notify AMBRX in writing and AMBRX may elect, upon written notice to ZMC within thirty (30) days after AMBRX receives notice of the commencement of such action, to take over the defense of the invalidity and/or unenforceability aspect of the action solely.

7.4	INFRINGEMENT ACTIONS BY THIRD PARTIES.

7.4.1	NOTICE. Each Party shall notify the other Party promptly in writing of any claim of, or action for, infringement of any Patents owned or licensed by Third Parties which is threatened, made or brought against either Party by reason of either Party’s performance of its obligations under this Agreement or development, manufacture, use or sale of any Licensed Products in the Territory.

7.4.2	DEFENSE. In the event that such an action for infringement is commenced by a Third Party solely against a Party or both Parties jointly and/or any of their respective Affiliates, as the case may be, with respect to a Licensed Product developed and commercialized by ZMC and/or its Affiliate, AMBRX shall defend such action at its own expense, and ZMC hereby agrees to assist and cooperate with AMBRX to the extent necessary in the defense of such suit. AMBRX shall have the right to settle any such action or consent to an adverse judgment thereto, and ZMC’s consent shall not be required unless such settlement or consent: (i) imposes any material obligation on ZMC or limits AMBRX’s obligations to ZMC under this Agreement or (ii) materially impairs ZMC’s rights herein. For clarity, any payment including royalty payments to such Third Party as a result of such settlement shall not require ZMC’s consent.

7.4.3	PAYMENT OBLIGATION. During the pendency of any such action, ZMC shall continue to pay all royalties and other payments due hereunder. AMBRX shall retain any award or compensation (including the fair market value of non-monetary compensation) received by AMBRX as a result of any such action (i.e., as a result of a counterclaim).

ARTICLE 8

CONFIDENTIALITY & PUBLICATIONS

8.1

NONDISCLOSURE OBLIGATION. EXCEPTIONS. Except to the extent expressly authorized by this Agreement the Parties agree that, during the Term of this Agreement and for ten (10) years thereafter, each Party and its Affiliates, if any (collectively, a “receiving Party”), shall use their best efforts to keep Confidential Information & Materials completely confidential, shall not publish or otherwise disclose to any Third Party and shall not use for any purpose other than the performance of this Agreement both the financial terms of this Agreement and any information furnished to it by the other Party or its Affiliates, if any (collectively, a “disclosing Party”) (and shall ensure that its and its Affiliates’ respective directors, officers, employees or agents do likewise), except to the extent that it can be established by the receiving Party by competent proof that such information: (i) is, or hereafter becomes, generally available to the public other than by reason of any default by the receiving Party with respect to its confidentiality obligations hereunder; (ii) was already known to the receiving Party at the time of disclosure by the disclosing Party; (iii) was lawfully disclosed to the receiving Party by a Third Party not in default of any confidentiality obligation to the disclosing Party; or (iv) is independently developed by or for the receiving Party without reference to or reliance upon the information furnished by the disclosing Party.

8.2	EXCLUSIONS TO CONFIDENTIALITY. The restrictions contained in Section 8.1 shall not apply to any Confidential Information & Materials in the hands of a receiving Party that (i) is submitted by the receiving Party to governmental authorities to facilitate the issuance of Marketing Authorization for Licensed Products in the Territory, provided that reasonable measures shall be taken to assure confidential treatment of such information, if practicable, or (ii) is otherwise required to be disclosed in compliance with Applicable Laws (including, without limitation, to comply with any governmental or stock exchange disclosure requirements) or an order by a court or other regulatory body having competent jurisdiction; provided, however, that if a receiving Party is required to make any such disclosure of the disclosing Party’s Confidential Information & Materials such receiving Party shall, except where impracticable for necessary disclosures (for example to physicians conducting studies or to health authorities), give reasonable advance notice to the other Party of such disclosure requirement and, except to the extent inappropriate in the case of patent applications or otherwise, will use its best efforts to secure confidential treatment of such Confidential Information & Materials required to be disclosed. In addition, any press release or other public announcement permitted by the terms of Section 8.4 hereof shall be excluded from the provisions of Section 8.1.

8.3

PUBLICATION. ZMC and AMBRX each acknowledge the other Party’s interest in publishing the results of its research in order to obtain recognition within the scientific community and to advance the state of scientific knowledge. Each Party also recognizes the mutual interest in obtaining valid patent protection and in protecting business interests and trade secret information. Consequently, except for disclosures permitted pursuant to Section 8.2, either Party, its employees or consultants wishing to make a publication with respect to the development or clinical results regarding the Licensed Products hereunder shall deliver to the other Party a copy of the proposed written publication or an outline of an oral disclosure at least sixty (60) days prior to submission for publication or presentation. The reviewing Party shall have the right (a) to propose modifications to the publication or presentation for patent reasons, trade secret reasons or business reasons or (b) to request a reasonable delay in publication or presentation in order to protect patentable information. If the reviewing Party requests a delay, the publishing Party shall delay submission or presentation for a period of one hundred and twenty (120) days to enable patent applications protecting each Party’s rights in such information to be filed in accordance with

Article 7 above. Upon expiration of such one hundred and twenty (120) days, the publishing Party shall be free to proceed with the publication or presentation. If the reviewing Party requests modifications to the publication or presentation, the publishing Party shall edit such publication to prevent disclosure of trade secret or proprietary business information prior to submission of the publication or presentation.

8.4	PUBLICITY/USE OF NAMES. No disclosure of the existence, or the terms, of this Agreement may be made by either Party, and neither Party shall use the name, trademark, trade name or logo of the other Party, its Affiliates or their respective employees in any publicity, promotion, news release or disclosure relating to this Agreement or its subject matter, without the prior express written permission of the other Party, except as may be required by Applicable Law or as permitted pursuant to Section 8.2; provided that in the event disclosure is required by Applicable Law, the disclosing Party shall use good-faith efforts to give the non-disclosing Party an opportunity, with reasonable advance notice, to review and comment on any proposed disclosure. Notwithstanding Section 8.4 herein, ZMC and AMBRX shall make reasonable effort to issue a mutually agreed joint press releases as shown in Exhibit 6 regarding the execution of this Agreement and the cooperation between both Parties, provided further, any further press release to be issued by one Party mentioning the execution of this Agreement or naming the other Party shall be approved in advance by the other Party.

8.5	INJUNCTIVE RELIEF. The Parties acknowledge that monetary damages alone may not adequately compensate the disclosing Party in the event of a material breach by the receiving Party of this Article 8, and that, in addition to all other remedies available to the disclosing Party under this Agreement, at law or in equity, to the extent permitted by Applicable Laws, it shall be entitled to seek injunctive relief for the enforcement of its rights under this Section 8.

ARTICLE 9

REPRESENTATIONS AND WARRANTIES

9.1	MUTUAL REPRESENTATIONS AND WARRANTIES

Each Party represents and warrants to the other Party the following as of the Effective Date:

(a)	CORPORATE POWER. Such Party is duly organized and validly existing under the laws of the country/state of its organization, and has full legal and corporate power and authority to enter into this Agreement and to perform its obligations hereunder.

(b)	DUE AUTHORIZATION AND EXECUTION. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the necessary corporate actions of such Party. This Agreement has been duly executed by such Party. This Agreement and any other documents contemplated hereby constitute valid and legally binding obligations of such Party enforceable against it in accordance with their respective terms, except to the extent that enforcement of the rights and remedies created thereby is subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws of general application affecting the rights and remedies of creditors.

(c)	NON-CONTRAVENTION. The execution, delivery and performance by such Party of this Agreement and any other agreements and instruments contemplated hereunder will not (i) in any material respect violate any statute, regulation, judgment, order, decree or other restriction of any governmental authority to which such Party is subject, (ii) violate any provision of the corporate charter, by-laws or other organizational documents of such Party, or (iii) constitute a material violation or breach by such Party of any provision of any material contract, agreement or instrument to which such Party is a party or to which such Party may be subject although not a party.

9.2	REPRESENTATIONS BY AMBRX

AMBRX represents and warrants to ZMC the following as of the Effective Date:

(a)	to AMBRX’s knowledge, the Licensed Intellectual Property Rights exist and are not invalid or unenforceable, in whole or in part;

(b)	it has not previously (i) assigned, transferred, conveyed or otherwise encumbered its right, title and/or interest in Licensed Intellectual Property Rights related to aHer2-ADC in the Territory, or (ii) granted any rights to any Third Parties, in either case that would conflict with the rights granted to ZMC hereunder;

(c)	to AMBRX’s knowledge, it is the sole and exclusive owner or sole and exclusive licensee of Licensed Intellectual Property Rights related to aHer2-ADC in the Territory,

(d)	to AMBRX’s knowledge, there are no claims, judgments or settlements against or owed by Ambrx and, no pending or threatened claims or litigation relating to Licensed Intellectual Property Rights in the Territory.

9.3 REPRESENTATIONS BY ZMC. ZMC represents, warrants and covenants to AMBRX that:

9.3.1

All necessary consents, approvals and authorizations of all regulatory authorities and other governmental authorities and other persons or entities required to be obtained by ZMC in order to enter into this Agreement have been obtained or, with respect to such consents, approvals and authorizations of regulatory authorities or other governmental authorities that cannot be obtained before the Effective Date, will be obtained within sixty (60) days after the Effective Date.

9.3.2	ZMC, its Affiliates, and its and their respective principals, owners, officers, directors, employees, agents, consultants, and joint venture partners, and any other party acting on behalf of ZMC (collectively as “ZMC Representatives”), have not and shall not offer, promise, provide, or accept any item of value (broadly meaning any monetary payment, such as fees or commissions, or nonmonetary benefit, such as employment opportunities, gifts, travel or entertainment), directly or indirectly, to or from any person in exchange for a business advantage;

9.3.3	All ZMC Representatives shall abide by all applicable anti-bribery and corruption laws, including the United States Foreign Corrupt Practices Act of 1977 and any other international or local laws of a similar nature or having similar effect now existing or to be enacted in the future;

9.3.4	No principal, owner, officer, director, employee or agent of ZMC or its Affiliates is currently a “Government Official,” defined as: (a) an officer, agent or employee of a government; or (b) a candidate for government or political office.

9.3.5	No Government Official who is closely related to a ZMC Representative has been or will be, directly or indirectly, involved in influencing, obtaining, or retaining business on behalf of ZMC or fulfilling ZMC’s obligations to AMBRX under this Agreement;

9.3.6	No ZMC Representative (i) is listed on the Office of Foreign Assets Control’s (“OFAC”) “Specially Designated National and Blocked Person List” (“SDN List”) or otherwise subject to any sanction administered by OFAC (“U.S. Economic Sanctions”); (ii) is owned, controlled by or acting on behalf of, directly or indirectly, any person, entity, or government listed on the SDN List or otherwise subject to any U.S. Economic Sanction; (iii) has made sales to, contracted with, or otherwise engaged in any dealing or transaction with or for the benefit of any person, entity, or government listed on the SDN List or otherwise subject to any U.S. Economic Sanction during the previous five years; or (iv) has used, directly or indirectly, any corporate funds to contribute to or finance the activities of any person, entity, or government listed on the SDN List or otherwise subject to any U.S. Economic Sanction.

9.3.7	ZMC and its Affiliates (i) are in compliance in all material respects with all Applicable Laws relating to anti-money laundering, and (ii) are not and have not been part of any proceedings (nor is any such proceeding pending or threatened) with respect to any such laws.

9.3.8	Both the AMBRX Existing Patent Rights and the AMBRX Know-How are permitted to be imported into China under PRC law, and none of it falls within the PRC categories for technologies that are restricted or prohibited from being imported.

9.3.9	ZMC and its Affiliates will use the AMBRX Existing Patent Rights and AMBRX Know-How solely for the purpose of the development, use, manufacture or sale of the Licensed Products in Territory strictly in accordance with the terms of this Agreement and not for any other purpose.

9.3.10	ZMC and its Affiliates shall invest sufficient resources and funds and use Commercially Reasonable Efforts to achieve ZMC Milestones so as to develop and commercialize Licensed Product in the Territory and obtain Phase I Clinical Data outside the Territory.

ARTICLE 10

INDEMNIFICATION & INSURANCE

10.1	INDEMNIFICATION BY ZMC. ZMC hereby agrees to indemnify, hold harmless and defend AMBRX, its Affiliates and their respective officers, directors, agents, employees, successors and assigns (collectively, the “AMBRX Indemnified Parties”) against any and all losses, costs, expenses, fees or damages arising out of or relating to claims, allegations, suits, actions or proceedings asserted by any Third Party, whether governmental or private, arising out of or relating to the development, manufacture, use, sale or other disposition of Licensed Products by ZMC or its Affiliates or sublicensees under this Agreement, (ii) ZMC’s failure to perform its obligations under this Agreement by ZMC, its Affiliates or their respective officers, directors, agents or employees, (iii) the breach of any of ZMC’ covenants, representations or warranties under this Agreement, or (iv) the negligence or willful misconduct by ZMC, its Affiliates or their respective officers, directors, agents or employees, in performing any obligations under this Agreement.

10.2	INDEMNIFICATION BY AMBRX. AMBRX hereby agrees to indemnify, hold harmless and defend ZMC, its Affiliates and their respective officers, directors, agents, employees, successors and assigns (collectively, the “ZMC Indemnified Parties”) against any and all losses, costs, expenses, fees or damages arising out of or relating to claims, allegations, suits, actions or proceedings asserted by any Third Party, whether governmental or private, arising out of or relating to (i) AMBRX’s failure to perform its obligations under this Agreement by AMBRX, its Affiliates or their respective officers, directors, agents or employees,, (ii) the breach of any of AMBRX’ covenants, representations or warranties under this Agreement, or (iii) the negligence or willful misconduct by AMBRX, its Affiliates or their respective officers, directors, agents or employees, in performing any obligations under this Agreement.

10.3

PROCEDURE. If a Party is seeking indemnification under Article 10 (the “Indemnified Party”), it shall inform the other Party (the “Indemnifying Party”) of the claim giving rise to the obligation to indemnify pursuant to Article 10 as soon as reasonably practicable after receiving notice of the claim (provided, however, any delay or failure to provide such notice shall not constitute a waiver or release of, or otherwise limit, the Indemnified Party’s rights to indemnification under, as applicable, Article 10 except to the extent that such delay or failure materially prejudices the Indemnifying Party’s ability to defend against the relevant claims). The Indemnifying Party shall have the right to assume the defense of any such claim for which it is obligated to indemnify the Indemnified Party. The Indemnified Party shall cooperate with the Indemnifying Party and the Indemnifying Party’s insurer as the Indemnifying Party may reasonably request, and at the Indemnifying Party’s cost and expense. The Indemnified Party shall have the right to participate, at its own expense and with counsel of its choice, in the defense of any claim or suit that has been assumed by the Indemnifying Party. The Indemnifying Party shall not settle any claim without the prior written consent of the Indemnified Party, which the Indemnifying Party may provide in its sole discretion. The Indemnified Party shall not settle or compromise any such claim without the prior written consent of the Indemnifying Party, not to be unreasonably withheld.

10.4	INSURANCE.

10.4.1	AMOUNT. Beginning the First Commercial Sale of Licensed Product by ZMC or by an Affiliate, ZMC shall, at its sole cost and expense, procure and maintain commercial general liability insurance in amounts not less than $1,000,000 per incident and $5,000,000 annual aggregate and naming AMBRX as additional insured. During clinical trials of Licensed Product, ZMC shall, at its sole cost and expense, procure and maintain commercial general liability insurance in such equal or lesser amount as AMBRX shall require, naming AMBRX as additional insured. Such commercial general liability insurance shall provide: (a) product liability coverage and (b) broad form contractual liability coverage for ZMC’s indemnification obligations under this Agreement.

10.4.2	EVIDENCE. ZMC shall provide AMBRX with written evidence of such insurance upon request of AMBRX. ZMC shall provide ZMBRX with written notice at least fifteen (15) days prior to the cancellation, non-renewal or material change in such insurance.

10.4.3	MAITENENCE. ZMC shall maintain such commercial general liability insurance beyond the expiration or termination of this Agreement during: (a) the period that any Licensed Product is being commercially distributed or sold by ZMC or its Affiliate and (b) a reasonable period after the period referred to in (a) above which in no event shall be less than ten (10) years

ARTICLE 11

TERM & TERMINATION

11.1	TERM. The term of this Agreement shall commence on the Effective Date and, unless earlier terminated as provided in this Article 11, shall continue in full force and effect until the expiration of the Royalty Term with respect to Licensed Products in Territory (the “Expiration”).

11.2	Effect of Expiration. Following the expiration of this Agreement with respect to Licensed Product in the Territory pursuant to Section 11.1, ZMC shall have the royalty-free, perpetual right to continue to make, have made, use, sell, offer for sale, have sold and export such Licensed Product In the Territory.

11.3	TERMINATION BY ZMC. ZMC may terminate this Agreement upon six (6) months prior written notice to AMBRX.

11.4	TERMINATION FOR DEFAULT. Each Party shall have the right to terminate this Agreement, upon notice to the other Party, in the event that:

11.4.1	Such other Party materially defaults with respect to any of its material obligations under this Agreement or the terms in ZMC-WUXI Service Agreement and does not cure such default within sixty (60) days after the receipt of a notice from the non-breaching Party specifying the nature of, and requiring the remedy of, such default (or, if such default cannot be cured within such sixty (60)-day period, if the breaching Party does not commence and diligently continue actions to cure same during such sixty (60)-day period);

11.4.2	The other Party shall have: (i) voluntarily commenced any proceeding or filed any petition seeking relief under the bankruptcy, insolvency or other similar laws of any jurisdiction, (ii) applied for, or consented to, the appointment of a receiver, trustee, custodian, sequestrator, conciliator, administrator or similar official for it or for all or substantially all of its property, (iii) filed an answer admitting the material allegations of a petition filed against or in respect of it in any such proceeding, (iv) made a general assignment for the benefit of creditors of all or substantially all of its assets, (v) admitted in writing its inability to pay all or substantially all of its debts as they become due, or (vi) taken corporate action for the purpose of effecting any of the foregoing; or

11.4.3	An involuntary proceeding shall have been commenced, or any involuntary petition shall have been filed, in a court of competent jurisdiction seeking: (i) relief in respect of the other Party, or of its property, under the bankruptcy, insolvency or similar laws of any jurisdiction, (ii) the appointment of a receiver, trustee, custodian, sequestrator, conciliator, administrator or similar official for such other Party or for all or substantially all of its property, or (iii) the winding-up or liquidation of such other Party; and, in each case, such proceeding or petition shall have continued undismissed for sixty (60) days, or an order or decree approving or ordering any of the foregoing shall have continued unstayed, unappealed and in effect for thirty (30) days.

11.5	EFFECT OF TERMINATION.

11.5.1	TERMINATION OF RIGHTS.

(a)

Upon termination of this Agreement by AMRBX pursuant to Section 11.4 or by ZMC pursuant to Section 11.3, (i) the rights and licenses granted to ZMC under Sections 2.1, 2.2, 2.3, 2.5, shall terminate, all rights therein or under will revert to AMBRX and neither ZMC nor its Affiliates may make, develop, manufacture, have manufactured, sell, offer for sale and have sold Licensed Products in the Territory; (ii) the rights and licensed granted to AMBRX under Sections 2.6 and 2.7 will revert back to ZMC, provided however, ZMC shall not assert against AMBRX, its Affiliates or sublicensees any claims for infringement of the reverted rights in the event AMRBX and/or its Affiliate and/or sublicensees continue to make, develop, manufacture, have manufactured, sell, offer for sale and have sold Licensed Products; and (iii) any existing agreements that contain a Sublicense shall terminate to the extent of such Sublicense; provided, however, that, for each sublicensee, upon termination of the Sublicense agreement with such sublicensee, if the sublicensee is not then in breach of its Sublicense agreement with ZMC such that ZMC would have the right to terminate such Sublicense, such sublicensee shall have the right to seek a license from AMBRX at AMBRX’s sole discretion.

(b)	Upon termination of this Agreement by ZMC pursuant to Section 11.4, (i) the rights and licenses granted to ZMC under Sections 2.1, 2.2, 2.3 and 2.5 shall terminate, all rights therein or under will revert to AMBRX and neither ZMC nor its Affiliates may make any further develop, manufacture, have manufactured, sell, offer for sake and have sold Licensed Products in the Territory; and (ii) rights and licensed granted to AMBRX under Section 2.6 and 2.7 will revert to ZMC.

11.5.2	NO RELEASE. Termination of this Agreement for any reason shall not release any Party hereto from any liability which, at the time of such termination, has already accrued to the other Party or which is attributable to a period prior to such termination, nor preclude either Party from pursuing any rights and remedies it may have hereunder or at law or in equity which accrued or are based upon any event occurring prior to such termination.

11.5.3	RIGHTS TO SELL STOCK ON HAND. After the date of termination, ZMC and its Affiliates (a) may sell Licensed Products then in stock and may perform Licensed Services then in process (b) may complete the production of Licensed Products then in the process of production and sell the same; provided that, in the case of both (a) and (b), Licensee shall pay the applicable royalties and payments to AMBRX in accordance with Article 6.

11.5.4

TRANSFER OF INFORMATION, MATERIALS AND REGULATORY FILINGS AND. Notwithstanding the foregoing, upon termination of this Agreement by either party pursuant to Section 11.4 or by ZMC pursuant to Section 11.3, ZMC shall promptly transfer and assign to AMBRX ownership of all preclinical data, clinical data, regulatory filings and any other information and materials as necessary for AMBRX, its Affiliate or successor to continue to develop and commercialize aHer2 ADC API or aHer2 ADC Product in Territory, Phase I Clinical Data in a jurisdiction outside Territory to the extent permissible by Applicable Law; if such transfer and assignment is not legally permitted, ZMC shall provide AMBRX with the right to reference, cross-reference, review, have access to, incorporate and use all documents and other materials filed by or on behalf of ZMC and its Affiliates with any Regulatory Authority in furtherance of applications for Marketing Authorization in the Territory or outside Territory with respect to Licensed Product. AMBRX shall be entitled to freely and exclusively use and to grant others the right to use all such materials and documents delivered pursuant to this Section 11.5.4

11.5.5	RETURN CONFIDENTIAL INFORMATION & MATERIALS. Upon any termination of this Agreement, each Party shall promptly return to the other Party all Confidential Information & Materials or Know How received from the other Party, except as reasonably required to exercise any surviving rights or licenses hereunder.

11.6	SURVIVAL.

11.6.1	Termination or expiration of this Agreement for any reason shall be without prejudice to any rights which shall have accrued to the benefit of either Party prior to such termination or expiration. Such termination or expiration shall not relieve either Party from obligations which are expressly indicated to survive termination or expiration of this Agreement. The rights of the Parties upon termination described in this Agreement shall not be exclusive of any other rights or claims at law or in equity that either Party may have against the other arising out of this Agreement.

11.6.2	Termination, relinquishment or expiration of this Agreement shall not terminate each Party’s obligation to pay all royalties, milestone payments and other monetary obligations that may have accrued hereunder prior to such termination. All of the Parties’ rights and obligations under Sections 2.8, 7.1, 7.2, 7.3, 7.4, 11.5, and 14.4, Article 1, Article 8, Article 10, Article 12, and Article 13 shall survive termination, relinquishment or expiration hereof.

ARTICLE 12

LIMITATIONS OF LIABILITY

12.1

EXCLUSION OF DAMAGE. EXCEPT WITH RESPECT TO ARTICLES VIII (CONFIDENTIALITY), IX (REPRESENTATIONS AND WARRANTIES) AND X (INDEMNIFICATION), IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, OR PUNITIVE DAMAGES INCURRED BY SUCH PARTY ARISING UNDER OR AS A RESULT OF THIS AGREEMENT (OR THE TERMINATION HEREOF) INCLUDING, BUT NOT LIMITED TO, THE LOSS OF PROSPECTIVE PROFITS OR ANTICIPATED SALES, OR ON ACCOUNT OF EXPENSES, INVESTMENTS, OR COMMITMENTS IN CONNECTION WITH THE BUSINESS OR GOODWILL OR OTHERWISE,

EVEN IF AN AUTHORIZED REPRESENTATIVE OF SUCH PARTY IS ADVISED OF THE POSSIBILITY OR LIKELIHOOD OF SAME.

12.2	MAXIMUM LIABILITY. EXCEPT FOR ZMC’S PAYMENT OBLIGATIONS HEREUNDER AND EXCEPT WITH RESPECT TO ARTICLES VIII (CONFIDENTIALITY), IX (REPRESENTATIONS AND WARRANTIES) AND X (INDEMNIFICATION), EACH PARTY’S MAXIMUM LIABILITY TO THE OTHER PARTY FOR ANY KIND OF LOSS, DAMAGE OR LIABILITY ARISING UNDER OR IN CONNECTION WITH ITS PERFORMANCE OR BREACH HEREOF, UNDER ANY THEORY OF LIABILITY, SHALL NOT EXCEED ONE MILLION UNITED STATES DOLLARS (U.S. $1,000,000).

12.3	FAILURE OF ESSENTIAL PURPOSE. The limitations specified in this Article XII shall survive and apply even if any limited remedy specified in this Agreement is found to have failed of its essential purpose.

ARTICLE 13

DISPUTE RESOUTION

13.1	JURISDICTION. The Parties shall negotiate in good faith and use reasonable efforts to settle any dispute, controversy or claim arising from or related to this Agreement or the breach thereof. If the Parties do not fully settle, and a Party wishes to pursue the matter, each such dispute, controversy or claim shall be submitted to the exclusive jurisdiction of the court at the place of the execution of this Agreement for final resolution.

13.2	EFFECT. The Parties agree that, in the event of a good faith dispute over the nature or quality of performance under this Agreement, neither Party may terminate this Agreement until final resolution of the dispute by a court decision.

ARTICLE 14

MISCELLANEOUS

14.1	FORCE MAJEURE

Neither Party shall be held liable to the other Party nor be deemed to have defaulted under or breached this Agreement for failure or delay in performing any obligation under this Agreement to the extent that such failure or delay is caused by or results from causes beyond the reasonable control of the affected Party, potentially including, embargoes, war, acts of war (whether war be declared or not), acts of terrorism, insurrections, riots, civil commotions, strikes, lockouts or other labor disturbances, fire, floods, or other acts of God, or acts, omissions or delays in acting by any governmental authority or the other Party. The affected Party shall notify the other Party of such force majeure circumstances as soon as reasonably practical, and shall promptly undertake all reasonable efforts necessary to cure such force majeure circumstances.

14.2	ASSIGNMENT

Except as provided in this Section 14.2, this Agreement may not be assigned or otherwise transferred, nor may any right or obligation hereunder be assigned or transferred, by either Party without the consent of the other Party. Notwithstanding the foregoing, either Party may, without the other Party’s consent, assign this Agreement and its rights and obligations hereunder in whole or in part to an Affiliate; provided, however, that the assigning party must notify the other party at least twenty (20) days prior to completion of any such assignment. Further, each party may assign this Agreement to any assignee of all or substantially all of such Party’s business or in the event of such Party’s merger, consolidation or similar transaction. Any permitted assignee shall assume all obligations of its assignor under this Agreement. This Agreement is binding upon the permitted successors and assigns of the Parties. Any attempted assignment not in accordance with this Section 14.2 shall be void

14.3	SEVERABILITY

If any one or more of the provisions contained in this Agreement is held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, unless the absence of the invalidated provision(s) adversely affects the substantive rights of the Parties. The Parties shall in such an instance use their good faith efforts to replace the invalid, illegal or unenforceable provision(s) with valid, legal and enforceable provision(s) which, insofar as practical, implement the purposes of this Agreement.

14.4	NOTICES

All notices which are required or permitted hereunder shall be in writing and sufficient if delivered personally, sent by facsimile (and promptly confirmed by personal delivery, registered or certified mail or overnight courier), sent by internationally-recognized overnight courier or sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

If to Ambrx, to:	Ambrx, Inc.
10975 North Torrey Pines Road
La Jolla, CA 92037
Attn: Office of General Counsel
Facsimile No.: (858) 453-9511

With a copy to:

If to ZMC, to:

With a copy to:

or to such other address(es) as the Party to whom notice is to be given may have furnished to the other Party in writing in accordance herewith. Any such notice shall be deemed to have been given: (a) when delivered, if personally delivered or sent by facsimile on a business day (or if delivered or sent on a non-business day, then on the next business day); (b) on the business day after dispatch, if sent by internationally-recognized overnight courier; or (c) on the fifth (5th) business day following the date of mailing, if sent by mail.

14.5	APPLICABLE LAW

This Agreement shall be governed by and construed in accordance with the laws of the People’s Republic of China, without reference to any rules of conflict of laws or renvoi. The United Nations Convention on the Sale of Goods shall not apply to this Agreement.

14.6	ENTIRE AGREEMENT; AMENDMENTS

This Agreement together with the Schedules hereto contains the entire understanding of the Parties with respect to the subject matter hereof, including the research program and the licenses granted hereunder. Any other express or implied agreements and understandings, negotiations, writings and commitments, either oral or written, with regard to the subject matter hereof, including the research program and/or the licenses granted hereunder, are superseded by the terms of this Agreement. The Schedules to this Agreement are incorporated herein by reference and shall be deemed a part of this Agreement. This Agreement may be amended, or any term hereof modified, only by a written instrument duly executed by authorized representatives of both Parties hereto.

14.7	HEADINGS AND INTERPRETATION

The captions to the several Articles and Sections and subsections hereof are not a part of this Agreement, but are merely for convenience to assist in locating and reading the several Articles and Sections hereof. Any reference in this Agreement to an Article, Section, subsection, paragraph, clause, or Schedule or Exhibit shall be deemed to be a reference to an Article, Section, subsection, paragraph, clause, or Schedule or Exhibit, of or to, as the case may be, this Agreement, unless otherwise indicated. Unless the context of this Agreement otherwise requires, (a) words of any gender include each other gender, (b) words such as “herein”, “hereof”, and “hereunder” refer to this Agreement as a whole and not merely to the particular provision in which such words appear, (c) words using the singular shall include the plural, and vice versa, (d) whenever any provision of this

Agreement uses the term “including” (or “includes” or words of similar import), such term shall not be limiting and such term shall be deemed to mean “including without limitation” (or “includes without limitation”), (e) the word “or” shall not be construed as exclusive, and (f) references to any Articles or Sections include Sections and subsections that are part of the reference Article or section (e.g., a section numbered “Section 2.2.1” would be part of “Section 2.2.”, and references to “Article 2” or “Section 2.2.” would refer to material contained in the subsection described as “Section 2.2.2”).

14.8	INDEPENDENT CONTRACTORS

It is expressly agreed that Ambrx and ZMC shall be independent contractors and that the relationship between the Parties shall not constitute a partnership, joint venture or agency. Neither Ambrx nor ZMC shall have the authority to make any statements, representations or commitments of any kind, or to take any action, which shall be binding on the other Party, without the prior written consent of the other Party.

14.9	WAIVER

The waiver by either Party hereto of any right hereunder, or of any failure of the other Party to perform, or of any breach by the other Party, shall not be deemed a waiver of any other right hereunder or of any other breach by or failure of such other Party, whether of a similar nature or otherwise.

14.10	CUMULATIVE REMEDIES

No remedy referred to in this Agreement is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to in this Agreement or otherwise available under law.

14.11	WAIVER OF RULE OF CONSTRUCTION

Each Party has had the opportunity to consult with counsel in connection with the review, drafting and negotiation of this Agreement. Accordingly, the rule of construction that any ambiguity in this Agreement shall be construed against the drafting Party shall not apply.

14.12	BUSINESS DAY REQUIREMENTS

In the event that any notice or other action or omission is required to be taken by a Party under this Agreement on a day that is not a business day then such notice or other action or omission shall be deemed to be required to be taken on the next occurring business day.

14.13	COUNTERPARTS

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. For purposes hereof, a scanned copy of this Agreement, including the signature pages hereto, will be deemed to be an original.

14.14	PRC REGULATORY MATTERS

ZMC shall be responsible for any and all PRC related regulatory approvals, registrations and/or filings in connection with performance of this Agreement, including without limitation registering this Agreement with competent commission of commerce and providing registration certificate to Ambrx within sixty (60) days after execution of this Agreement. Before ZMC’s filing or submission of any reports or other documents with any PRC governmental authority or securities exchange, it shall provide copies of any such reports or documents to be filed or submitted to Ambrx for its prior consents; after regulatory approvals, registrations and/or filings are completed, ZMC shall provide a copy of relevant certificates to Ambrx immediately.

14.15	EXPORT LAWS

Notwithstanding anything to the contrary contained herein, all obligations of Ambrx and ZMC are subject to prior compliance with the export regulations of the United States and any other relevant country and such other laws and regulations in effect in the United States and/or any other relevant country as may be applicable, and to obtaining all necessary approvals required by the applicable agencies of the governments of the United States and any other relevant countries. Ambrx and ZMC shall cooperate with each other and shall provide assistance to the other as reasonably necessary to obtain any required approvals.

14.16	FURTHER ACTIONS

Each Party will execute, acknowledge and deliver such further instruments, and to do all such other ministerial, administrative or similar acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

14.17	NO THIRD PARTY RIGHTS

The provisions of this Agreement are for the exclusive benefit of the Parties, and no other person or entity shall have any right or claim against any Party by reason of these provisions or be entitled to enforce any of these provisions against any Party.

14.18	EXPENSES

Except as otherwise specifically provided in this Agreement, each Party (and its Affiliates) shall bear its own costs and expenses in connection with entering into this Agreement and the consummation of the transactions and performance of its obligations contemplated hereby.

14.19	EXTENSION TO AFFILIATES

ZMC shall have the right to extend the rights, licenses, immunities and obligations granted in this Agreement to one or more of its Affiliates. All applicable terms and provisions of this Agreement shall apply to any such Affiliate to which this Agreement has been extended to the same extent as such terms and provisions apply to ZMC. ZMC shall remain fully liable for any acts or omissions of such Affiliates.

14.20	LANGUAGE

The official text of this Agreement is in the English language as written and spoken in the United States of America. Any text or version of this Agreement in another language, even if such text or version is made by translation or prepared by or executed by one or both of the Parties for a Party’s convenience shall not be binding and shall have no force or effect. Without limiting the foregoing, in the event of any conflict or inconsistency between the English text of this Agreement and any text or version of this Agreement in another language, the English text of this Agreement will prevail.

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IN WITNESS WHEREOF, the Parties have executed this Co-development and License Agreement as of the Effective Date in HuangPu District, Shanghai, People’s Republic of China.

Zhejiang Medicine Co., Ltd.

By:	/s/ Chunbo Li
Name:	Chunbo Li
Title:	Board Chairman

AMBRX, INC.

By:	/s/ Lawson Macartney
Name:	Lawson Macartney
Title:	CEO

Exhibit 1

Protein Sequence of HER2

[***]

***Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 2

AMBRX Existing Patent Rights

[***]

***Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 3

ZMC-WUXI Service Agreement

DEVELOPMENT, MANUFACTURING, AND TESTING TERMS AND CONDITIONS

This Development, Manufacturing and Testing Terms and Conditions together with any Technology Development Contracts attached hereto is made and entered into as of Jun 14_, 2013 (Effective Date) by and between WuXi AppTec Biopharmaceuticals Co., Ltd., a company organized under the laws of PR.China, having a principal place of business at 88 West Meiliang Rd, Wuxi City, Jiangsu, PR China and its affiliates. (collectively, “WuXi”) and Zhejiang Medicine Co Ltd, a company organized under the laws of PR China having a principle place of business at 268 Dengyun Rd Gongshu District, Hangzhou, PR China (“Customer”). Customer and WuXi are referred to herein individually as a “Party” and collectively as the “Parties”.

The Parties agree as follows:

1. Definitions

1.1 Defined Terms. The following terms (whether or not underscored) when used in this Agreement, shall, except where the context otherwise requires, have the following meanings:

1.1.1 “Affiliate” means any company, partnership or other entity which directly or indirectly controls, is controlled by or is under common control with the relevant Party to this Agreement. “Control” means the ownership of at least fifty per cent (50%) of the equity of the entity or the legal power to direct the general management and policies of the entity.

1.1.2 “Agreement” means these Terms and Conditions together with an applicable Technology Development Contract.

1.1.3 “Batch” means the total Product obtained from one bioreactor run and associated purification using the Process and carried out in accordance with cGMP or non cGMP if so identified in the Technology Development Contract.

1.1.4 “Cell Line” means the cell line used to produce Product, particulars of which are set out in Technology Development Contracts.

1.1.5 “Certificate of Analysis” means a certificate of analysis as to testing of Specifications of any Product in form and substance agreed to by WuXi and Customer.

1.1.6 “cGMP” means current Good Manufacturing Practices and General Biologics Products Standards as promulgated under the US Federal Food Drug and Cosmetic Act at 21 CFR (Chapters 210, 211, 600 and 610), the Guide to Good Manufacturing Practices for Medicinal Products as promulgated under European Directive 91/356/EEC and ICH Guidance Q7A (Good Manufacturing Practice Guidance for Active Pharmaceutical Ingredients. WuXi’s operational quality standards are defined in internal GMP policy documents.

1.1.7 “cGMP Product” means Product which may be required under Technology Development Contracts to be manufactured in accordance with cGMP.

1.1.8 “Customer” means Zhejiang Medicine Co Ltd and its successors and assigns.

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1.1.9 “Customer Information” means all technical and other information from time to time supplied by Customer to WuXi, which at the time of supply by Customer is not (i) already in the public domain or (ii) already known by WuXi at the time of disclosure as established by written records.

1.1.10 “Customer Know-How” means all technical and other information relating to the Product or the Process known to Customer from time to time other than WuXi Know-How and information in the public domain.

1.1.11 “Customer Materials” means the materials supplied by Customer to WuXi and identified as such in Technology Development Contracts hereto.

1.1.12 “Customer Patent Rights” means all patents and patent applications of any kind throughout the world that are necessary or useful in performance of the Services, or related to the Products or the Process, which from time to time Customer is the owner of or is entitled to use.

1.1.13 “Deliver”, “Delivered” or “Delivery” has the meaning ascribed to it by Section 5.1.

1.1.14. “Price” means the price specified in Technology Development Contracts for the Services.

1.1.15 “Process” means the process for the production of the Product from the Cell Line, including any improvements or modifications thereto from time to time.

1.1.16 “Product” means all or any part of the product manufactured (including any sample thereof), particulars of which are set out in Technology Development Contracts and includes all derivatives thereof.

1.1.17 “Quality Agreement” means the quality agreement between the Parties. The Quality Agreement is attached as Appendix X and hereby incorporated into this Agreement and all related Technology Development Contracts by reference.

1.1.18 “Services” means all or any part of the services that are the subject of the Agreement, particulars including but not limited to specifications, cost, quantity, and delivery dates of which are set out in Technology Development Contracts.

1.1.19 “Specification” means the specification for Product or Services, as applicable, particulars of which are set out in Technology Development Contracts.

1.1.20 “Terms of Payment” means the terms of payment specified in Technology Development Contracts.

1.1.21 “Testing Laboratories” means any third party instructed to carry out tests on the Cell Line or the Product. All proposed third party laboratories (or for that matter, any other Parties to which WuXi subcontracts work on Customer Cell Line or Product) shall be subject to prior review and approval by Customer.

1.1.22 “Technology Development Contract” means any such appendix to this Agreement specifying Services, as agreed to in writing by the Parties from time to time during the Term of this Agreement. Approved Technology Development Contract(s) shall be attached to this Agreement and shall, when approved in writing signed by both Parties, be deemed an integral part hereof. Technology Development Contract(s) may be updated from time to time by mutual written agreement of the Parties.

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1.1.23 “WuXi” means WuXi AppTec Biopharmaceutical Co Ltd, and its successors and assigns.

1.1.24 “WuXi Know-How” means all technical and other information and materials, ideas, concepts, methods, procedures, designs, documents, data, inventions, discoveries and works of authorship (in each case, whether or not patentable) known to WuXi from time to time other than confidential Customer Information and information in the public domain.

1.1.25 “WuXi Patent Rights” means all patents and patent applications of any kind throughout the world relating to WuXi Know-How or to the Process which from time to time WuXi is the owner of or is entitled to use

1.2 Use of Definitions. Unless the context requires otherwise, words and phrases defined in any other part of the Agreement shall bear the same meanings in these Standard Terms and Conditions, references to the singular number include the plural and vice versa, references to Technology Development Contracts are references to Technology Development Contracts to the Agreement, and references to Sections are references to sections of these Standard Terms and Conditions.

1.3 Conflicting Definitions. In the event of a conflict between a term in any executed Technology Development Contract or any supplemental or additional term agreed to in writing from time to time between the parties and these Standard Terms and Conditions, any Technology Development Contract and any supplemental or additional term agreed to in writing after the date hereof shall prevail.

2. Applicability of Terms and Conditions

These Terms and Conditions will not be effective until it (or a counterpart of it) has been signed on behalf of both Parties. Customer and WuXi must complete and execute a Technology Development Contract before Services are provided. Each Technology Development Contract will include information relating to the specific Services agreed to by the Parties and price for Services. Once signed, a Technology Development Contract becomes a part of the Agreement, although the terms in a Technology Development Contract will govern only Services described in that Technology Development Contract. A Technology Development Contract will not change any term in the Agreement. In the event of any inconsistency between the Agreement and any Technology Development Contract, the Agreement will prevail unless the Technology Development Contract Specifies. No variation of or addition to the Agreement or any part thereof shall be effective unless in writing and signed on behalf of both Parties. Notwithstanding the above, the Parties hereby confirm that amendments to the Specification shall be effective if reduced to writing and signed by the quality and/or regulatory representative of both Parties, which quality and/or regulatory representative shall be nominated from time to time by each Party. Any such amendments to Specifications must also reflect, in writing, any corresponding changes to the timing of the Services and any changes to the Pricing detailed in the applicable Technology Development Contract.

3. Representations and Warranties

3.1 WuXi Warranties. WuXi represents and warrants that:

3.1.1 The Services will be performed in accordance with the Terms and Conditions of this Agreement;

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3.1.2 It will use reasonable endeavors to keep the Cell Line and/or the Customer Materials and/or the Customer Know-How secure and safe from loss and damage in such manner as WuXi stores its own material of similar nature;

3.1.3 It will not part with possession of the Cell Line and/or the Customer Materials or the Product, save for the purpose of tests at any third party Testing Laboratories that may be required and only with Customer’s written permission; and

3.1.4 It will use only Testing Laboratories bound to obligations of confidence substantially similar to those obligations of confidence imposed on WuXi under these Standard Terms and Conditions.

3.1.5 Subject to Section 13, unencumbered title to Product will be conveyed to Customer upon Delivery;

3.1.6 As of the date of this Agreement, to the best of WuXi’s knowledge without independent investigation, the WuXi Patent Rights and the WuXi Know-How are owned by WuXi or WuXi is otherwise entitled to use them for the purposes of providing Services under this Agreement and during the term of this Agreement WuXi shall not do or cause anything to be done which would adversely affect their ownership or entitlement to use the same for those purposes. WuXi will notify Customer in writing immediately if it receives or is notified of a claim from a third party that the use by WuXi of the WuXi Know-How or the WuXi Patents Rights for Services infringes any intellectual property rights vested in such third party;

3.1.7 WuXi has the necessary corporate authorizations to enter into this Agreement;

3.1.8 WuXi has all necessary licenses from Life Technologies to use their host cell/vector system to develop a Cell Line. WuXi has the right to grant Customer a royalty-free sublicense to use the Cell Line for development and commercial production upon payment of [***] to Life Technologies.

3.1.9 To the best of WuXi’s knowledge, no taxes are payable to P.R.China in connection with the Services or production and Delivery of Product.

3.2 DISCLAIMER. SECTION 3.1 IS IN LIEU OF ALL CONDITIONS, WARRANTIES AND STATEMENTS IN RESPECT OF THE SERVICES AND/OR THE PRODUCT WHETHER EXPRESSED OR IMPLIED BY STATUTE, CUSTOM OF THE TRADE OR OTHERWISE (INCLUDING BUT WITHOUT LIMITATION ANY SUCH CONDITION, WARRANTY OR STATEMENT RELATING TO THE DESCRIPTION OR QUALITY OF THE PRODUCT, ITS FITNESS OR SUITABILITY FOR A PARTICULAR PURPOSE OR USE UNDER ANY CONDITIONS WHETHER OR NOT KNOWN TO WUXI APPTEC) AND ANY SUCH CONDITION, WARRANTY OR STATEMENT IS HEREBY EXCLUDED AND DISCLAIMED.

3.3 Representations and Warranties of Customer. Customer represents and warrants to WuXi that:

3.3.1 Customer shall supply to WuXi the Customer Information, together with full details of any hazards relating to the Cell Line (if applicable) and/or the Customer Materials, their storage and use. Upon review of this Customer Information, the Cell

***Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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Line and/or the Customer Materials and/or the Customer Know-How will be provided to WuXi at WuXi’s reasonable request. The Cell Line and/or the Customer Materials and/or the Customer Information and/or the Customer Know-How supplied to WuXi will remain the property of Customer.

3.3.2 Customer hereby grants WuXi the non-exclusive right to use the Cell Line, the Customer Materials, the Customer Know-How and the Customer Information for the purpose of the Agreement. WuXi hereby undertakes not to use the Cell Line, the Customer Materials, the Customer Know-How or the Customer Information (or any part thereof) for any other purpose.

3.3.3 Customer has the necessary corporate authority to enter into this Agreement;

3.3.4 To Customer’s knowledge without independent investigation, as of the date of this Agreement, Customer has the right to supply the Cell Line (if applicable), the other Customer Materials and the Customer Information to WuXi and the necessary rights to license or permit WuXi to use the same for the purpose of the Services; and Customer shall not do or cause anything to be done which would adversely affect their ownership or entitlement to use the same for those purposes;

3.3.5 To Customer’s knowledge and belief without independent investigation, as of the date of this Agreement, the use by WuXi of the Cell Line, other Customer Materials, Customer Information and Customer Patent Rights for the Services (including without limitation the manufacture of the Product) will not infringe in China any intellectual property rights of any third party; and Customer shall not do or cause anything to be done which would adversely affect such use;

3.3.6 Customer will promptly notify WuXi in writing if it receives or is notified of a claim from a third party that the Cell Line, other Customer Materials, Customer Information or the Customer Patent Rights or that the-use by WuXi thereof for the provision of the Services infringes any intellectual property rights of such third party;

4. Provision of the Services

4.1 Services. WuXi acknowledges and agrees that Customer commissioned WuXi to perform the Services, and all rights, title, interests and benefits in and to the Customer Property, including all inventions therein, vest absolutely and exclusively in Customer from the moment of their creation or development. WuXi shall carry out the Services as provided in applicable Technology Development Contracts and shall use reasonable efforts to achieve the estimated time schedule thereto or as agreed to by the Parties. Customer shall have the right to be present during manufacturing of Product, and the right to conduct periodic routine GMP compliance audits or “for cause” audits of WuXi’s manufacturing facility.

4.2 Specification. Specifications will be agreed to by the Parties prior to initiation of a manufacturing run or other Services, as appropriate.

4.3 Time Limitations. Due to the unpredictable nature of discovery services, technical transfer, Cell Line development, process development, process scale-up, assay development, formulation and other related Services, the time schedule set down for the performance of these Services is estimated only. Upon completion or near completion of these Services the project teams will work to finalize the pilot and cGMP manufacturing schedules.

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4.4 Quality. Responsibility for quality assurance and quality control of Products shall be allocated between Customer and WuXi as set forth in the Quality Agreement and in WuXi standard operating procedures.

5. Delivery, Transportation of Product

5.1 Delivery. Product will be delivered Ex Works WuXi premises in Wuxi at the address set forth in the first paragraph of this Agreement, which means (a) WuXi places Product at the disposal of Customer at WuXi’s premises not cleared for export and not loaded onto any collecting vehicle and (b) risk and title to Product pass to Customer upon delivery (“Deliver,” “Delivery,” or “Delivered,” as appropriate). Subject to Section 5.2, WuXi shall deliver to Customer the Certificate of Analysis, the Certificate of Compliance (with GMP), and BSE/TSE Certification for each Batch of Product not later than the date of Delivery. Transportation of Product, whether or not under any arrangements made by WuXi on behalf of Customer, shall be made at the sole risk and expense of Customer.

5.2 Delivery Without Certificate of Analysis. At Customer’s request, WuXi will Deliver Product in quarantine prior to delivery of the Certificate of Analysis. Such request shall be accompanied by Customer’s written acknowledgement that the Product has been Delivered without the transmittal to Customer of a Certificate of Analysis, that accordingly the Product cannot be administered to humans until transmittal of the Certificate of Analysis, and that Customer nevertheless accepts full risk of loss, title and ownership of the Product. The Delivery of Product in quarantine will be subject to such testing requirements as WuXi may reasonably require, and the forty-five (45) day period referred to in Section 5.8 will run from Delivery in quarantine by Customer of the Product.

5.3 Packaging and Labeling. Unless otherwise agreed, WuXi shall package and label Product for Delivery in accordance with its standard operating procedures and in accordance with required shipping conditions. It shall be the responsibility of Customer to inform WuXi in writing in advance of any special packaging and labeling requirements for Product. All additional costs and expenses of whatever nature incurred by WuXi in complying with such special requirements must be agreed to in advance in writing and will be charged to Customer in addition to the Price.

5.4 Insurance. If requested in writing by Customer, WuXi will (acting as agent for Customer) arrange for insurance of Product while held by WuXi after Delivery (awaiting transportation) for a maximum of fourteen (14) days on terms equivalent to those under which WuXi insures product prior to Delivery. Third party expenses incurred by WuXi in arranging such insurance must be agreed to in advance in writing and will be charged to Customer in addition to the Price.

5.5 Transportation. If requested in writing by Customer, WuXi will (acting as agent of Customer for such purpose) arrange the transportation of Product from WuXi’s premises to the destination indicated by Customer together with insurance coverage for Product in transit at its invoiced value. All additional costs and expenses of whatever nature incurred by WuXi in arranging such transportation and insurance must be agreed to in advance in writing and will be charged to Customer in addition to the Price.

5.6 Additional Cost. Any other additional cost and expenses for this project need to be approved in writing by both parties including both the contractor and the contractee.

5.7 Acceptance of Delivery. Where WuXi has made arrangements for the transportation of Product, Customer shall diligently examine the Product as soon as practicable after receipt. Notice of all claims (time being of the essence) arising out of:

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5.7.1 Visible damage to or total or partial loss of Product in transit will be given in writing to WuXi and the carrier within five (5) working days of receipt by Customer; or

5.7.2 Non-delivery will be given in writing to WuXi within ten (10) days after the receipt by Customer of WuXi’s dispatch notice.

5.8 Damage Claims. Customer shall make damaged Product and associated packaging materials available for inspection and shall comply with the reasonable requirements of any insurance policy covering the Product, for which notification has been given by WuXi to Customer. WuXi shall offer Customer all reasonable assistance in pursuing any claims arising out of the transportation of Product.

6. Non-Conforming Product or Tests.

6.1 Non-Conforming Product. Within thirty (30) days following Delivery of Product and copies of the relevant production batch records in English, including copies of the CoA, CoC, and BSE/TSE certification provided at Delivery, Customer shall determine whether the Product conforms to the Specifications and has been manufactured in material accordance with such batch records. If Customer determines that the Product fails to meet Specification, or was not produced in material accordance with the batch records Customer shall give WuXi written notice within such 30 day period and shall return such Product to WuXi’s premises, at WuXi’s expense, for further analysis. In the absence of such written notice, Product shall be deemed to have been accepted by Customer as meeting Specification and Customer has waived its right to revoke acceptance. If Customer reasonably demonstrates to WuXi that Product returned to WuXi fails to meet Specification or was not manufactured in material accordance with the batch records and that such failure is due to the negligence of WuXi and not due in whole or in part to the inherent property of the Product or Process, or acts or omissions of Customer or any third party after Delivery, WuXi shall at its option either refund that part of the Price that relates to the production of such non-conforming Product, or initiate a manufacturing run within sixty (60) calendar days from the date it was determined that the Product was non-conforming to replace such Product at its own cost and expense.

6.2 Non-Conforming Test. If, within fourteen (14) calendar days of receiving a result from a test conducted by WuXi, Customer notifies WuXi in writing that the result is unexpected, WuXi will initiate a laboratory investigation of the result. The Customer and WuXi will agree on an appropriate course of action pending the results of the laboratory investigation. If WuXi observes an Out Of Specification (OOS) result it will notify Customer as soon as reasonable but in any case within two (2) working days of learning of such result. Customer and WuXi will agree on the appropriate course of action to investigate the OOS result. If WuXi determines that an unexpected, or OOS result is due to the inherent condition of the sample matrix, or to the act, omission, direction, or negligence of Customer or any third party outside of WuXi’s control, Customer shall be liable to WuXi for the Price of the Services performed, including any additional testing or retests, and materials, reagents, expenses consumed, employed, or specially obtained during the course of the laboratory investigation. If the unexpected or OOS result was caused by a combination of the inherent property of the sample matrix or the act, omission, direction, or negligence of Customer or any third party outside of WuXi’s control and WuXi error, or a reasonable determination of cause cannot be ascertained, Customer shall be liable for 50% of the Price of the Services performed, including any additional testing or retests, and 50% of the cost of any materials or reagents specially obtained by WuXi during the course of the laboratory investigation. Customer is not liable to WuXi for unexpected, or OOS results due to WuXi error and WuXi shall provide a refund of any payments made by Customer for the Services giving rise to the unexpected or OOS results. Should Customer request a repeat or retest of such non-conforming Services Customer shall be liable for the Price of a successful repeat or retest of such non-conforming Services.

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7. Records

Records of Services are available for Customer review at the WuXi facility where the Services were performed. WuXi will retain Batch, laboratory and other technical records (“Records”) of Services for the longer of ten (10) years or for the minimum period required by applicable law and consistent with FDA, EMA, or other relevant Competent Authority regulations and guidance relating to the manufacture or testing of products intended to support an application for regulatory approval. Technology Development Contracts shall include copies of protocols, test methods, method qualification/validation reports. To the extent that raw data from Services or descriptions of any of WuXi’s protocols, test methods, or SOPs are not included in the Customer-approved protocol Technology Development Contract, or Report pertaining to any particular Service and are required by a competent regulatory authority, WuXi will upon written request by Customer provide a copy of such raw data or relevant portions of such protocols, test methods, or SOPs to be used solely for purposes of such regulatory submission under the provisions of Confidentiality in accordance with Section 10. In the event WuXi proposes to dispose of Records WuXi shall provide Customer written notice thereof. If within thirty (30) days after such notice Customer requests any Records, WuXi shall provide to Customer at Customer’s expense such Records rather than disposing thereof. WuXi may, however, retain copies of any Records as are reasonably necessary for regulatory or insurance purposes, subject to WuXi’s obligation of confidentiality.

All the original lab notes will be in Chinese to meet Chinese regulatory requirements. All technical reports and regulatory dossiers will be in both Chinese and English.

For the time specified in 5, 6, and 7, one party can ask for extension once upon written request from the other party. Only a single extension is allowed.

8. Price and Terms of Payment

8.1 Price. Customer shall pay the Price in accordance with the Price detailed in Technology Development Contracts attached hereto.

8.2 Payment. Payment will be made in accordance with Technology Development Contracts attached hereto. Unless otherwise indicated in a Technology Development Contract, all Prices and charges are exclusive of any applicable taxes, levies, duties and fees of whatever nature imposed by or under the authority of any government or public authority, which shall be paid by Customer (other than taxes on WuXi’s income). Payment must be made within thirty (30) days of receipt by Customer of a correct invoice. Payment shall be made without deduction, deferment, set-off, lien or counterclaim of any nature. Payment shall be made in RMB by wire transfer to a Chinese bank account designated by WuXi. For uncontrollable reasons such as natural disasters, war, government control and bank errors that lead to payment delay, the client will notify WuXi and make corrections in a reasonable timeframe.

8.3 No Additional Cost. WuXi acknowledges that it is duly compensated for all actions through being entrusted by Customer with the performance of the Services under this Agreement, and WuXi agrees that it shall not be entitled to any additional fees, costs, reimbursement or other charges, unless otherwise agreed by the Parties in writing. WuXi represents and warrants to Customer that all its employees, agents, consultants, and contractors who have contributed and will contribute to the Services have been and will be, as the case may be, properly remunerated, compensated and awarded for their contributions. WuXi agrees that this Agreement does not create an employment relationship between Customer and any of WuXi employees, agents, consultants, or contractors, notwithstanding any agreements that a WuXi employee, agent, consultant, or contractor may sign with Customer and/or WuXi from time to time. It is WuXi’s sole responsibility to compensate its

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employees, agents, consultants, and contractors as prescribed by applicable Chinese laws. Customer shall have no liability or responsibility for compensating any of WuXi employees, agents, consultants, or contractors for any invention.

9. Indemnification and Limitation of Liability

9.1 WuXi Indemnity. WuXi shall indemnify and hold Customer harmless against all claims, actions, costs, expenses (including court costs and reasonable attorney’s fees) or other liabilities (collectively, “Losses”) whatsoever to, from or in favor of third parties, to the extent such Losses are in respect of WuXi’s material breach of any of the terms and conditions of this Agreement, or the negligence or wrongful action of WuXi or any of its employees or agents in the provision of Services under this Agreement.

9.2 Customer Indemnity. Customer shall indemnify and hold WuXi harmless against all claims, actions, costs, expenses (including court costs and reasonable attorney’s fees) or other liabilities whatsoever to, from or in favor of third parties, in respect of

9.2.1 Customer’s storage, research, development, manufacture, distribution, use, sales or other disposition by Customer, or any distributor, collaborator, customer, sublicense, representative or agent of Customer, of the Product or other test materials or any other substances upon which the Services of WuXi were performed; or

9.2.2 any claim that the use, sale, marketing, or distribution of the Product by Customer or WuXi’s use of Customer-supplied information or materials violates any third party’s intellectual property or proprietary rights; or

9.2.3 any negligent or willful act, omission, or breach of Customer in connection with this Agreement.

9.3 Limitation. Except for the above indemnification obligations, neither Party shall be liable for any penalties, liquidated, special, consequential, incidental or indirect damages arising out of or in connection with this Agreement (or the termination hereof), including, without limitation, loss of profits or anticipated sales to the fullest extent permitted by law, and the total liability, in the aggregate, of either Party and its agents to the other Party and anyone claiming by or through the other Party, for any and all claims, losses, costs or damages, including without limitation, attorneys’ fees and costs and expert-witness fees and costs of any nature whatsoever or claims expenses resulting from or in any way related to this Agreement from any cause or causes shall not exceed the fees paid or owed under this Agreement for the portion of the Services under which such liability arises. Except as otherwise provided, it is intended that this limitation apply to any and all liability or cause of action however alleged or arising, including without limitation, negligence, professional errors and omissions, breach of contract, unless otherwise prohibited by law. For the avoidance of doubt, the foregoing shall not limit either Party’s ability to obtain equitable relief of any type.

9.4 Further Limitation. The obligation of WuXi under Section 9.1 and Customer under Section 9.2 is limited to one-hundred thousand dollars ($100,000) per event, except that this limitation will not apply with respect to any indemnifiable claim arising out of or relating to gross negligence, fraud or willful misconduct by the indemnifying Party under this Agreement. Except for claims arising under indemnities contained herein, any claim must be brought by either Party within one (1) year from the completion of Services under which such claim arises or such claim will be forever barred.

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9.5 Limitation Exception. Nothing contained in these Standard Terms and Conditions shall purport to exclude or restrict any liability for death or personal injury resulting directly from gross negligence by a Party in carrying out their obligations in breach of the terms of this Agreement.

9.6 Waiver of Claims. WuXi represents only that it will use reasonable care in the provision of Services. WuXi makes no representation or warranty, and Customer expressly waives all claims against WuXi and its Affiliates, and any of its respective agents or employees, arising out of or in connection with any claims relating to the stability, efficacy, safety, or toxicity of the Product developed, formulated, packaged, or manufactured in accordance with the agreed upon Services.

9.7 For each party that is involved in legal or administrative procedures due to this agreement, the other party shall provide reasonable support.

9.8 Survival. The obligations of WuXi and Customer and under this Section 9 shall survive the termination or expiration of this Agreement.

10. Confidentiality

10.1 Confidential Information. The Parties will exchange proprietary and confidential information during the term of this Agreement, including without limitation, the existence and terms of this Agreement. The Parties will identify, in writing, such information as confidential and/or proprietary. Notwithstanding the foregoing, Customer Confidential Information will also include Customer Information, Customer Materials, and Customer Know-How, and WuXi Confidential Information will include WuXi Know-How, study designs, pricing information, and test protocols. Customer acknowledges that WuXi Confidential Information and WuXi AppTec acknowledges that Customer Confidential Information, with which it is supplied by the other pursuant to the Agreement is supplied subject to Sections 10.5 and 10.6 in circumstances imparting an obligation of confidence. Each Party agrees to keep the other Party’s confidential information secret and confidential and to respect the other’s proprietary rights therein and not at any time for any reason whatsoever to disclose or permit the other party’s confidential information to be disclosed to any third party save as expressly provided herein. Processes, formulations, SOPs, assays and test results developed by WuXi AppTec in the course of providing the Services and specific to Customer Process and Product is the Confidential Information of Customer.

10.2 Obligations of Confidentiality. Customer and WuXi AppTec shall each cause all their respective employees, consultants, contractors and persons for whom it is responsible having access to WuXi AppTec Confidential Information or Customer Confidential Information to be subject to the same obligations of confidence as Customer and WuXi pursuant to Sections 10.1 and 10.3 and shall be bound by confidentiality agreements in support of such obligations. WuXi and Customer each undertake not to disclose or permit to be disclosed to any third party, or otherwise make use of or permit to be made use of (a) any trade secrets or confidential information relating to the technology, business affairs or finances of the other, any subsidiary, holding company or subsidiary or any such holding company of the other, or of any suppliers, agents, distributors, licensees or other customers of the other which comes into its possession under this Agreement, or (b) the commercial terms of this Agreement; except to the extent that the same is required to be disclosed pursuant to subpoena, court order, judicial process or otherwise by law, provided the receiving party provides prompt notice to the disclosing Party of such requirement in order to give the disclosing party an opportunity to timely seek a protective order or other appropriate judicial relief. In the event the disclosing Party is unable to obtain a protective order or other appropriate judicial relief, the receiving party shall disclose only that portion of the disclosing Party’s confidential information which is legally required to be disclosed, and that the disclosing party shall be given an opportunity to review the confidential information prior to its disclosure.

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10.3 Limitations. The obligations of confidentiality referred to in this Section 10 shall not extend to any information which:

10.3.1 Is or becomes generally available to the public otherwise than by reason of a breach by the recipient Party of the provisions of this Section 10;

10.3.2 Is known to the receiving Party and is at its free disposal prior to its receipt from the disclosing Party, as established by written records;

10.3.3 Is subsequently disclosed to the receiving Party without being made subject to an obligation of confidence by a third party, as established by written records;

10.3.4 Is required to be disclosed by WuXi or Customer under any statutory, regulatory or similar legislative requirement, or is incorporated into a regulatory submission, subject to the imposition of obligations of confidentiality wherever possible in that relation; or

10.3.5 Is developed by any servant or agent of the recipient Party without access to or use or knowledge of the information by the disclosing party, as established by written records.

10.4 Remedies. Without prejudice to any other rights and remedies that the Parties may have, the Parties agree that the confidential information is valuable and that damages may not be an adequate remedy for any breach of the provisions of Sections 10.1, 10.2, or 10.3. The Parties agree that the relevant party will be entitled to seek the remedies of an injunction and other equitable relief for any actual or threatened breach by the other Party.

10.5 WuXi Confidential Information. Customer acknowledges that Customer shall not at any time have any right, title, license or interest in or to WuXi Confidential Information the WuXi Patent Rights or any other intellectual property rights relating to the Services which are vested in WuXi or to which WuXi is otherwise entitled.

10.6 Customer Confidential Information. WuXi acknowledges that save as provided herein WuXi shall not at any time have any right, title, license or interest in or to the Customer Confidential Information, Customer Patent Rights, Customer Know-How, or any other intellectual property rights vested in Customer or to which Customer is entitled.

10.7 Survival. The obligations of WuXi and Customer under this Section 10 shall survive the termination or expiration of this Agreement.

11. Term and Termination

11.1 Term. This Agreement will expire on the later of (a) two (2) years from the Effective Date or (b) the completion of all Services under the last Technology Development Contract executed by the Parties prior to the second anniversary of the Effective Date. The Agreement may be extended by mutual agreement of the Parties or earlier terminated in accordance with Section 11.2. or 11.3.

11.2 Termination without Cause.

11.2.1 Customer may in its sole discretion terminate this Agreement at any time for any reason or no reason by giving not less than thirty (30) days notice in writing to WuXi. In the event of termination pursuant to this Section 10.2.1 Customer shall pay WuXi for Services performed up to the date of termination. In addition, Customer shall reimburse WuXi for expenses incurred or irrevocably committed to third parties in accordance with this Agreement

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and the Price for any cell banks, toxicology studies, or manufacturing Batches that are in-progress or that has an initiation date scheduled within forty-five (45) days of the receipt of notice of termination.

11.2.2 WuXi may in its sole discretion terminate this Agreement or any Technology Development Contract at any time for any reason or no reason by giving not less than one hundred eighty (180) days notice in writing to Customer. During such notice period, WuXi shall continue and complete all work in progress and both Parties shall remain liable to each other for their respective obligations under this Agreement. In the event of termination pursuant to this Section 11.2.2 Customer shall pay WuXi for Services performed and for expenses incurred or irrevocably committed to third parties.

11.3 Termination for Cause. WuXi and Customer may each terminate the Agreement forthwith by notice in writing to the other upon the occurrence of any of the following events:

11.3.1 If the other commits a material breach of the Agreement which in the case of a breach capable of remedy is not remedied to the reasonable satisfaction of the non-breaching Party within forty-five (45) days of the receipt by the other of written notice identifying the breach and requiring its remedy; or

11.3.2 Any party may terminate this Agreement at any time by giving notice in writing to the other Party, if the other Party files a petition of any type as to its bankruptcy, is declared bankrupt, becomes insolvent, makes an assignment for the benefit of creditors, goes into liquidation or receivership, otherwise loses legal control of its business or ceases to carry on its business.

11.4 Rights and Obligations upon Termination. Upon the termination of the Agreement for whatever reason:

11.4.1 Subject to Section 7, WuXi shall promptly return to Customer all Customer Know-How, Customer Information and shall dispose of or return to Customer the Customer Materials (and where supplied by Customer the Cell Line) and any materials therefrom, as directed by Customer;

11.4.2 Customer shall promptly return to WuXi all WuXi Know-How and WuXi Confidential Information it has received from WuXi;

11.4.3 Subject to the terms of Section 13, Customer shall not thereafter use or exploit WuXi Confidential Information, the WuXi Patent Rights or the WuXi Know-How in any way whatsoever;

11.4.4 WuXi shall not thereafter use or exploit the Customer Patent Rights, Customer Know-How or the Customer Information in any way whatsoever;

11.4.5 WuXi and Customer shall do all such acts and things and shall sign and execute all such deeds and documents as the other may reasonably require to evidence compliance with this Section 11.4.

12. Force Majeure

12.1 Force Majeure Rights. If either Party is prevented or delayed in the performance of any of its obligations under the Agreement by Force Majeure such Party shall give written notice thereof to the other Party specifying the matters constituting Force Majeure together with such evidence as reasonably can give and specifying the period for which it is

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estimated that such prevention or delay will continue, the Party claiming Force Majeure shall be excused from the performance or the punctual performance of such obligations as the case may be from the date of such notice for so long as such cause of prevention or delay shall continue. Notwithstanding the foregoing, if the Party claiming Force Majeure estimates that the delay will exceed 30 days, or if the delay has, in fact, exceeded 30 days, the other Party may terminate this Agreement for cause as set forth in Section 9.3, including an additional 30 days notice to remedy the breach.

12.2 Force Majeure Definition. The expression “Force Majeure” shall be deemed to include any cause affecting the performance by either Party of the Agreement arising from or attributable to acts, events, acts of God, omissions or accidents beyond the reasonable control of the Party claiming the Force Majeure.

13. Inventions. WuXi hereby assigns to Customer all right, title, and interest in all inventions, improvements, designs, formulas, methods, processes and writings, whether or not copyrightable or patentable that embodies Customer Materials and Customer Know-How provided hereunder and discovered solely as a result of using such Customer Materials and Customer Know-How (collectively, the “Inventions”). WuXi agrees, upon Customer’s request and at Customer’s expense, to do all things reasonably necessary to obtain patents or copyrights on any Inventions discovered exclusively as a result of performing Services and to execute any documents necessary to formalize the afore-mentioned assignments. Notwithstanding the foregoing, Customer acknowledges that WuXi possesses certain inventions, processes, know-how, trade secrets, other intellectual property and assets, including but not limited to, discovery methods, production methods, test methods, viral clearance methods and expertise, controls, procedures, computer technical expertise and software which have been independently developed by WuXi (collectively, the “WuXi Property”). Customer and WuXi agree that any WuXi Property or improvements thereto which are used, improved, modified or developed by WuXi under or during the term of this Agreement, are the product of WuXi’s technical expertise possessed and developed by WuXi prior to or during the performance of this Agreement and are the sole and exclusive property of WuXi regardless if such WuXi Property or improvements thereto are incorporated or embedded in any Inventions or Deliverable generated or due hereunder, except that Customer is granted a non-exclusive, world-wide, royalty-free license, sublicensable in conjunction with a license to Customer Know-How and Customer Patent Rights, to portions of WuXi Property or improvements that are incorporated or embedded in Deliverables to the extent reasonably necessary to allow full lawful use of the Deliverables that incorporate it. Protocols, methods, controls, SOPs, Specifications, or documents (other than Customer data, reports, and documents specific to Customer Process and Product) that are produced by WuXi for Services (collectively, “Service Instruments”) are furnished solely with respect to Services, and WuXi will retain all common law, statutory, ownership, and other reserved rights in such Service Instruments. The assignment of inventions and other intellectual property rights shall include the right to apply for patent and the right to have patent granted in the name of Customer (or its designee). Customer shall have sole discretion in the preparation, filing, prosecution, maintenance, and enforcement of patents arising from Inventions. WuXi agrees to cooperate with Customer during the preparation, filing, prosecution, issuance and maintenance of patents and patent applications covering Inventions by promptly executing papers and providing assistance, information and records as needed, in a timely manner.

14. Mediation, Arbitration, Governing Law, Jurisdiction, and Enforceability

14.1 Mediation. In the event of any dispute, controversy or claim arising out of or relating to this Agreement, or the breach, termination or invalidity thereof, each Party shall by written notice to the other have the right to have such dispute referred to the senior management of WuXi and Customer for attempted resolution by good faith negotiations within forty-five (45) days after such notice is received. If such senior management are unable to resolve such dispute within the forty-five (45) day period, and before arbitration is initiated, the

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Parties shall participate in a mediation that will last no less than eight (8) hours unless the dispute is resolved before such time. Notwithstanding the requirement for the Parties to submit to mediation for a minimum of eight (8) hours, neither party will be required to participate in mediation for longer than sixteen (16) hours. Any mediation will take place a mutually agreeable venue, and will be officiated by a mutually agreeable mediator identified and engaged by the Parties, the cost and fees for whom shall be borne equally by the Parties. In the event the Parties’ efforts to reach an amicable resolution through mediation or other informal means are unsuccessful, either party may invoke the provisions of Section 14.2. Any settlement reached by the Parties under this Section shall not be binding until reduced to writing and signed by the above-specified management of WuXi and Customer. When reduced to writing, such agreement shall supersede all other agreements, written or oral, to the extent such agreements specifically pertain to the matters so settled.

14.2 Arbitration. In the event of the failure to reach a resolution pursuant to Section 14.1, any dispute, controversy or claim arising out of or relating to this Agreement, or the breach, termination or invalidity thereof, shall be finally settled by binding arbitration in accordance with the complex rules of the Commercial Arbitration Rules of the Shanghai Arbitration Association in effect on the date of this Agreement. The place of arbitration will be Shanghai China and the Parties shall share equally filing fees, arbitrator fees or other costs of such proceedings, except that each Party shall bear its own attorney’s fees, and other out-of-pocket arbitration expenses, unless the arbitrators decides otherwise.

14.3 Governing Law and Jurisdiction. The construction, validity and performance of the Agreement shall be governed by the laws of the State of California, without regard to its conflict of laws provisions.

14.4 Waiver. No failure or delay on the part of either WuXi or Customer to exercise or enforce any rights conferred on it by the Agreement shall be construed or operate as a waiver thereof nor shall any single or partial exercise of any right, power or privilege or further exercise thereof operate so as to bar the exercise or enforcement thereof at any time or times thereafter.

14.5 Severability. The illegality or invalidity of any provision (or any part thereof) of the Agreement or these Standard Terms and Conditions shall not affect the legality, validity or enforceability of the remainder of its provisions or the other parts of such provision as the case may be. The Parties shall replace the illegal or invalid provision with a legal and valid provision that as closely as possible reflects the intent and economic effect of the illegal or invalid provision.

14.6 Agreement Language This agreement has both Chinese and English versions. If there is discrepancy, the Chinese version overrules.

15. Miscellaneous

15.1 Assignment. Neither Party shall be entitled to assign, transfer, charge or in any way make over the benefit and/or the burden of this Agreement without the prior written consent of the other which consent shall not be unreasonably withheld or delayed, save that either Party shall be entitled without the prior written consent of the other Party to assign, transfer, charge, sub-contract, deal with or in any other manner make over the benefit and/or burden of this Agreement to an Affiliate or to any company with which such assigning Party may merge or to any company to which such assigning Party may transfer its assets and undertakings.

15.2 Press Releases. The text of any press release or other communication to be published by or in the media concerning the subject matter of the Agreement shall require the prior written approval of WuXi and Customer.

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15.3 Entire Agreement. The Agreement, the Technology Development Contracts attached hereto embody the entire understanding of WuXi and Customer and there are no promises, terms, conditions or obligations, oral or written, expressed on implied, other than those contained in the Agreement. The terms of the Agreement shall supersede all previous agreements (if any) which may exist or have existed between WuXi and Customer relating to the Services. In the event the Parties desire to enter into a Commercial Manufacturing Agreement with each other, such Commercial Manufacturing Agreement shall be on separate terms and conditions from this Agreement.

15.4 No Third Party Beneficiaries. The Parties to this Agreement do not intend that any terms hereof should be enforceable by any person who is not a Party to this Agreement.

15.5 Counterparts. This Agreement may be executed in two or more counterparts, and each such counterpart shall be deemed an original thereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by its duly authorized representatives as of the Effective Date.

WuXi AppTec Biopharmaceuticals Co. Ltd.	Zhejiang Medicine Co. Ltd.

By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

Appendix

[See Attached]

QUALITY AGREEMENT

by and between

Zhejiang Medicine Co. Ltd

(“ZMC”)

and

WuXi AppTec Biopharmaceuticals Co Ltd. (“WuXi”)

Purpose

This Quality Agreement defines the quality responsibilities of the Parties and their respective affiliates or approved contractors with respect to the services provided by WuXi to ZMC regarding the development, cGMP manufacture, labeling, packaging, testing, release, shipment, and storage of the ZMC materials itemized in Exhibit A to this Agreement (“Products”).

The allocation of quality responsibilities is summarized in Exhibit B to this Agreement.

This Quality Agreement may be amended from time to time and additional details concerning quality requirements may be provided in addenda in writing signed by the parties to this Quality Agreement. By signing below, the parties acknowledge and agree to the provisions of this Quality Agreement.

Agreed and accepted for:		Agreed and accepted for:
WuXi App Tec Biopharmaceuticals Co Ltd		Zhejiang Medicine Co Ltd

By:		By:

Name:	James Ruan	Name:
Title:	Sr Director,	Title:
Quality Assurance

Date:		Date:

Effective Date:

Table of contents

1.	BACKGROUND INFORMATION	1
2.	SCOPE	1
3.	DEFINITIONS	1
4.	RESPONSIBILITIES	4
5.	COMMUNICATION	4
6.	BATCH DISPOSITION (PRODUCT RELEASE)	5
7.	LABEL APPROVAL	6
8.	QUALITY CONTROL	6
9.	REFERENCE SAMPLES	6
10.	RETENTION SAMPLES	7
11.	RECEIVING, SHIPPING, STORAGE AND DESTRUCTION	7
12.	CHANGE CONTROL	7
13.	INVESTIGATIONS OF NONCONFORMANCES, DISCREPANCIES (PRE AND POST DISTRIBUTION NC’S)	7
14.	AUDITS AND INSPECTIONS	8
15.	DISPUTE RESOLUTION	9
16.	PRODUCT COMPLAINTS	9
17.	STOCK RECOVERY	9
18.	RESPONSIBLE PERSONS: CONTACT INFORMATION	9

1.	BACKGROUND INFORMATION

1.1	WuXi AppTec Biopharmaceuticals Co Ltd. (“WuXi”) and Zhejiang Medicine Co Ltd. ( “ZMC”), (referred to individually as “the Party” or collectively as “the Parties”) have entered into a Master Services Agreement (MSA) pursuant to which WuXi develops, manufactures, labels and packages various source materials and intermediates, clinical drug substance and drug product to supply clinical trials of an antibody-drug conjugate (ADC). The MSA, effective date Jun 14 2013, stipulates the requirement that the Parties jointly develop and approve a Quality Agreement.

2.	SCOPE

2.1	This Quality Agreement defines the quality obligations of the Parties and their respective affiliates or approved contractors, with respect to the development, manufacture, labeling, packaging, testing, release, shipment and storage of Products in accordance with the MSA and associated Work Orders.

2.2	The provisions of this Quality Agreement supplement the provisions of the MSA. The terms of the MSA shall remain in full force and effect. In the event of any conflict between this Quality Agreement and the MSA, in matters of quality, the Quality Agreement shall govern. In matters of business, financial and legal nature, the MSA shall govern.

2.3	This Quality Agreement may be amended only by mutual written agreement of the Parties.

2.4	Exhibits to this Quality Agreement are intended to provide additional definition to the applicable topic and, as such, should be updated to reflect the current information and business process, as applicable. Amendment of the Exhibits does not require re-approval of the Quality Agreement unless the Quality Agreement itself is affected. Exhibits and all amendments of Exhibits shall be approved by mutually written agreement by the Parties.

2.5	All activities under this Quality Agreement shall be performed in compliance with standard industry practices, regulatory agency guidelines, ZMC specifications, and all applicable laws and regulations, including, without limitation, GMP requirements that are acceptable to the PRC SFDA, US FDA, EMA, and TGA.

2.6	This Quality Agreement shall expire at the termination, cancellation, or expiration, as the case may be, of the obligation under the MSA and any associated Work Order(s) to supply Products for clinical and non-clinical use.

2.7	WuXi and ZMC quality assurance will jointly oversee compliance according to GMP requirements that are acceptable to the PRC SFDA, US FDA, EMA, TGA, and ICH.

2.8	Use of Products shall be limited to use in certain in vitro, animal, and clinical studies/trials approved jointly by WuXi quality assurance and by the ZMC Quality Manager as defined in the MSA.

3.	DEFINITIONS

3.1	All capitalized terms not otherwise defined in this Quality Agreement shall have the definitions set forth in the MSA.

3.2	As used in this Quality Agreement, the following terms shall have the following meanings:

CoA	Certificate of Analysis prepared by WuXi for Products representing the analytical results obtained for Products tested per the Quality Specifications.
CoC	Certificate of Compliance prepared by WuXi for Products

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representing that the Products were manufactured according to applicable cGMP requirements and that any Deviations/investigations related to Products have been finalized.
Deviation	Any departure from SOPs, methods, Quality Specifications, protocols, Batch Records, instructions, processes, process specifications or other documentation related to the Products.
Disposition Manager	WuXi Quality Assurance staff member qualified to perform the comprehensive quality assessment and make the disposition decision.
Disposition Package	Documentation set provided that represents the joint batch disposition of the Product.
Drug Product	Final dosage form of [Anti-Her2 ADC] containing the [Anti-Her2 ADC Drug Substance] formulated with excipients.
Drug Substance	The bulk active ingredient [Anti-Her2 ADC Drug Substance] that is formulated with excipients and processed to produce the Drug Product.
Final Release	Release of Products by WuXi and ZMC in accordance with standard operating procedures (“SOPs”).
cGMP	All applicable laws and regulations relating to current Good Manufacturing Practice(cGMP) as promulgated by the Chinese Food and Drug Administration (SFDA), US FDA, EMA, TGA and ICH.
IPC	In-Process Control
Lot Genealogy	A scheme depicting the origins of a Product Batch (Drug Substance or Drug Product) taking into consideration specific operations such as splitting and pooling.
Manufacturer’s Release	Release of Products by WuXi according to its SOPs. Manufacturer’s Release signifies that Products have been produced using approved processes, in compliance with applicable cGMP regulations, and meet the specifications established for the Product, as determined by review of all appropriate documentation.
Material Change	A change which materially modifies the regulatory filing for the Product or is determined by ZMC and/or WuXi to have significant potential to materially affect the Safety, Quality, Identity, Potency, or Purity of the Product.
Major Deviation	A Deviation incurred during the manufacture, labeling, packaging, testing, storage or shipment of the Products, which on preliminary evaluation is determined to have the potential to impact the Safety, Quality, Identity, Potency, or Purity of the Product, or regulatory commitments/submissions involving the Products.
Minor Deviation	A Deviation which on preliminary evaluation is determined to have no potential to impact the Safety, Quality, Identity, Potency, or Purity of the Product, or regulatory commitments/submissions involving the Products.
OOS (Out Of Specification) Result	An examination, measurement or test result that does not conform with pre-established Specifications.
Packaging Materials	All materials employed in the packaging of Products, excluding any outer packaging used for transportation or shipment. Packaging Materials are designated as primary or secondary Packaging

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Materials according to whether or not they are intended to be in direct contact with Products.
Process	A single operation or number of operations employed in the preparation of the Products.
Process Description	A controlled document, approved by authorized technical and quality representatives of both Parties, that documents the general outline of a specific Process. It includes all relevant Process parameters to be met and equipment and Raw Materials to be used.
Products	The ZMC materials listed in Exhibit A to this Quality Agreement.
Raw Materials	All materials and components (with the exception of Packaging Materials) used by WuXi in the production of Products under the MSA and associated Work Orders.
Regulatory Authority	A public authority or government agency responsible for protecting and promoting public health through regulation or rulemaking (codifying and enforcing rules and regulations and imposing supervision or oversight for the benefit of the public at large).
Reserve Sample	Sample collected from the manufacture of Products for the purpose of being analyzed, should the need arise, to support investigations.
Retention Samples	A fully packaged unit from a batch of finished Product stored for identification purposes.
Specifications	A mutually agreed and approved set of tests and acceptance criteria used to judge the identity, quality, purity, potency and safety of all source materials, Raw Materials, and Products.
Stock Recovery	The removal or correction of a non-marketed Drug Product used in a clinical trial for reasons related to product Safety, Quality, Identity, Potency, or Purity, that has not left the direct control of WuXi.

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4.	RESPONSIBILITIES

4.1	Without limiting any other provision of this Quality Agreement, the Parties agree that this Quality Agreement is intended to carry out the following guiding principles:

4.1.1	The Parties’ quality obligations with respect to the manufacture, labeling, packaging, testing, release, shipment and storage of Products are as set forth in this Quality Agreement and the MSA and associated work orders.

4.1.2	The Parties shall comply with all Applicable Laws in the conduct of activities under this Quality Agreement.

4.1.3	The Parties acknowledge that the Parties shall each have the right to perform responsibilities hereunder through their affiliates and contractors, subject to the requirements outlined in Section 6.1.

4.1.4	The Parties shall collaborate to address any disagreements.

5.	COMMUNICATION

5.1	The Parties agree to provide verbal communication to one another, in a timely manner, as necessary or appropriate for a given issue. Both Parties also agree to follow-up and clarify promptly in writing those important verbal communications to ensure clarity of issues. All official communications and documentation between the Parties will be conducted in Chinese.

5.1.1	WuXi shall forward any written communication from the Chinese Regulatory Agency concerning the Products within three (3) business days of the time of receipt by WuXi in Chinese.

5.1.2	The forwarding of any oral communication from the Chinese Regulatory Agency concerning the Product outlined in this document shall be done within three (3) business days in Chinese.

5.2	Routine verbal and written communications required herein shall be delivered to the individuals indicated in EXHIBIT B or their delegates.

6.	SUBCONTRACTING

6.1 Any subcontracting related to manufacture and testing of Products requires the prior approval of ZMC, a contractual agreement between WuXi and the respective contractor, and qualification of the contractor by WuXi quality assurance. Upon request by ZMC, WuXi shall provide documentation of the qualification of the contractor for ZMC review.

7.	FACILITIES AND EQUIPMENT

7.1 WuXi will operate all equipment, systems, and facilities related to manufacturing, testing, packaging, and storage of Products according to WuXi’s written procedures.

7.2 WuXi shall perform equipment qualification, preventive maintenance, instrument calibration, computer system validation, and cleaning validation according to WuXi’s written procedures.

7.3 WuXi is responsible for maintaining records of equipment usage, cleaning and any maintenance/calibration performed.

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8.	RAW MATERIALS AND PACKAGING MATERIALS

8.1	WuXi shall use raw materials and raw material vendors and components that have been jointly agreed by ZMC and WuXi.

8.2	Raw Materials and Packaging Materials provided or procured by WuXi shall be obtained from qualified or specified vendors.

8.3	Wuxi shall maintain a vendor assurance program.

8.4	WuXi shall ensure that a Certificate of Analysis or equivalent is obtained with each lot of Raw Materials or Packaging Materials purchased.

8.5	Specifications for Critical Raw Materials will be agreed to by ZMC.

8.6	WuXi will store all Raw Materials and Packaging Materials and Products in a secure location under appropriate conditions.

9.	PRODUCTION SYSTEMS

9.1	Manufacture of Products will be done at WuXi’s pharmaceutical manufacturing facilities on a campaign basis, using procedures for manufacturing and control of Products set forth in Master Batch Records according to Process Descriptions approved by ZMC.

10.	BATCH DISPOSITION (PRODUCT RELEASE)

10.1	WuXi Quality Responsibility

10.1.1	WuXi shall be responsible for release of Product batches to ZMC (Manufacturer’s Release) confirming that each Batch supplied is in full accordance with the relevant Specifications. ZMC and WuXi will mutually approve in writing all IPC, Manufacturer’s Release, and stability Specifications for Products.

10.1.2	WuXi shall prepare a Certificate of cGMP Compliance (CoC) and a Certificate of Analysis (CoA) for each batch of Product and a BSE/TSE statement.

10.1.3	WuXi shall provide to ZMC’s Quality Manager a Disposition Package for each batch of Product consisting of the CoC, CoA, Lot Genealogy, copy of the Executed Batch Record and Deviation Summary. The Disposition Package will be prepared and reviewed by a Disposition Manager to confirm completeness of the package and determine the batch disposition based on a comprehensive quality assessment of the batch.

10.1.4	The Deviation Summary for the batch will list all Deviations incurred during the manufacture, labeling, packaging, testing, or storage of the Products along with confirmation of satisfactory review and approval of each Deviation. Deviations shall be categorized as Major (determined to have potential to adversely impact the Safety, Quality, Identity, Potency, or Purity of the Products or compliance with regulatory filings regarding the Products, and subject to formal investigation and resolution according to WuXi procedures) or Minor (determined to have no adverse impact as described above).

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10.2	ZMC and WuXi Joint Quality Responsibility

10.2.1	ZMC and WuXi shall be responsible for the Final Release of the Products for further manufacturing use, animal studies, or clinical distribution following joint review of the Disposition Packages provided by WuXi. ZMC and WuXi agree to reasonable review periods and completion of document requests.

11.	LABEL APPROVAL

11.1	Physical Label Creation and Approval

11.1.1	Physical labels for Product will be generated and approved according to established GMP procedures of WuXi for any such activities performed for toxicology or clinical studies.

11.1.2	Label Application

11.1.2.1	WuXi is responsible for labeling and bulk packaging of the toxicology and clinical supplies.

11.1.2.2	WuXi shall apply physical labels to Product prior to all shipments.

12.	QUALITY CONTROL

12.1	WuXi Quality Control Laboratory Testing Responsibility

12.1.1	WuXi will conduct testing of Products according to the relevant Specifications and its approved, qualified or validated methods, policies and procedures. All Specifications relating to Products will be jointly approved by WuXi and ZMC quality assurance.

12.2	WuXi Importation and Testing Responsibility

12.2.1	WuXi shall be responsible for preparing all documents required for import clearance and entry of shipment with reasonable cooperation from ZMC.

12.2.2	WuXi is responsible for sampling upon receipt and conducting testing, as required.

12.2.3	ZMC must consent to WuXi using a contract laboratory for raw material/component release testing. Such consent is subject to the requirements outlined in Section 6.1.

12.2.4	In the case of OOS, an investigation will be performed per Section 13 (INVESTIGATION OF NONCONFORMANCES, DISCREPANCIES) of this Quality Agreement and WuXi should notify and obtain consent from ZMC quality assurance immediately.

12.3	Stability Tesing

12.3.1	WuXi will conduct stability testing of Products according to WuXi’s clinical stability program requirements.

12.3.2	WuXi will communicate the expiration/retest date of each Product lot in the Disposition Package.

12.3.3	WuXi shall notify ZMC within five (5) business days of any confirmed stability failure of Products and provide periodic updates on the OOS or Out of Trend investigations.

12.3.4	WuXi will provide ZMC with periodic Stability Summary Reports, including trending not to exceed six (6) month intervals.

13.	REFERENCE/RESERVE SAMPLES

13.1 WuXi shall retain Reference/Reserve Samples for each lot of Products produced and released for further manufacturing use, or for use in toxicology and clinical studies for the longer of five (5) years after the lot’s expiration period or two (2) years after the completion (as determined by issuance of a non-clinical or clinical study report) of a non-clinical or clinical study conducted using the lot.

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13.2 Each Reference/Reserve Sample will consist of at least twice the quantity necessary to determine whether the Product meets its established Specifications, except for sterility and pyrogen testing.

14.	RETENTION SAMPLES

14.1	WuXi shall retain Retention Samples for 1 year after the expiration date of the Product for each packaged lot of Product released for clinical distribution per established WuXi procedure.

15.	RECEIVING, SHIPPING, STORAGE and DESTRUCTION

15.1	WuXi is responsible for adequate storage of the raw materials, components and Product throughout the supply chain to meet any temperature or special storage conditions.

15.2	Shipping excursions will be investigated by WuXi.

15.3	WuXi shall be responsible for the destruction of any unused and partially used Product in accordance with Applicable Laws and regulations.

16.	CHANGE CONTROL

16.1	WuXi will have a change control procedure in place to address changes to WuXi’s systems, facilities, Processes, Process Descriptions, Master Batch/Labeling/Packaging Records, Raw Materials and Packaging Materials (and associated specifications.

16.2	Both Parties shall jointly agree and both Parties’ quality assurance personnel approve any material changes of manufacturing of the Product, specifically impacting the following documents, if applicable: (1) Analytical Methods, (2) Master Batch/Labeling/Packaging Records, (3) Primary Packaging Components Specifications, (4) Product Specifications, (5) Raw Material/Component Specifications, and (6) Major Facility of Manufacture Changes.

16.3	Within fourteen (14) calendar days after the receipt of such notification both Parties will meet and determine collaboration requirements.

16.4	If a Material Change requires the approval of a Governmental Authority in China, then, WuXi shall use reasonable efforts to file for such approval.

16.5	WuXi shall provide updates to ZMC of any regulatory submissions relating to said changes.

17.	INVESTIGATIONS OF DEVIATIONS, NONCONFORMANCES, OOS RESULTS, DISCREPANCIES ( Pre and POST DISTRIBUTION Deviations)

17.1	WuXi will maintain a documented system for handling Deviations, Deviation Investigations, OOS Results, and Corrective and Preventive Actions.

17.2	It is the responsibility of WuXi to ensure that all Deviations are investigated, documented, and approved prior to release of Products.

17.3	Prospective (planned) Deviations shall be provided to ZMC for review and approval.

17.4	If a Deviation is identified after a Product lot has been Released and shipped to a clinical site and/or patients have been administered the Product, then WuXi will notify ZMC immediately of such Deviation.

17.5	Each Party shall inform the other Party as soon as reasonably possible of issues which may adversely impact Product quality, safety, efficacy or adverse events relating to any batch of Product.

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18.	AUDITS AND INSPECTIONS

18.1	WuXi Audits

18.1.1	ZMC shall be entitled to perform yearly routine audits of WuXi facilities engaged in the provision of contracted services relating to Products. All facilities and areas involved in manufacturing, testing, filling, labeling, packaging, storage of Products, intermediates, raw materials and components, document review and storage facilities are within the scope of an ZMC audit. Audit scope, agenda, and timing will be approved by both Parties prior to each audit.

18.1.2	All audits of WuXi facilities will be conducted during regular business hours in the presence of WuXi representatives. Audits shall be conducted by not more than three (3) ZMC representatives at each WuXi facility, and, unless otherwise agreed upon by WuXi, for not more than four (4) business days at each site. ZMC shall provide WuXi written notification of such audit in a reasonable time period. The written notification must clearly state the scope of the audit.

18.1.3	In case of serious events (e.g. receipt of an FDA Warning Letter or its equivalent from another Regulatory Authority, recall of clinical Product or series of clinical Product complaints), WuXi shall host ZMC “For Cause” audits. The scheduling of For Cause audits will be mutually agreed and take into consideration the critical and/or urgent nature of the precipitating event(s).

18.2	Audit Findings

18.2.1	ZMC shall provide WuXi a copy of the audit report within thirty (30) calendar days of completion of an audit. After delivery of the audit report, WuXi shall provide ZMC with a written response to such report within thirty (30) calendar days from WuXi’s receipt of the report from ZMC. All information in the audit report and subsequent follow up is considered confidential information between both Parties.

18.3	Regulatory Agency Inspections

18.3.1	WuXi shall notify ZMC of any inspection by a Regulatory Authority related to a facility involved in (i) manufacture, labeling, packaging, testing, release, shipment, or storage of the Product within one (1) business days of the initiation of the inspection.

18.3.2	WuXi shall provide ZMC with a copy of the final response immediately after submission to the Regulatory Authority.

18.3.3	WuXi shall provide the document in the language provided along with a reasonable translation into English.

18.3.4 WuXi shall provide a list and/or copies of all documents directly related to Products shared with a Regulatory Authority during any inspection.

8

19.	DISPUTE RESOLUTION

19.1	Disputes relating to non-compliance or nonconformance of Products with the product specifications shall be governed by the terms set forth in the MSA.

20.	PRODUCT COMPLAINTS

20.1	Any information related to product complaints (i.e., communication that alleges deficiencies relating to the identity, quality, durability, reliability, safety, effectiveness, or performance of a drug, condition of labeling, or packaging, after it is released by WuXi for toxicology or clinical studies) shall be forwarded to ZMC within one (1) business day after WuXi first becomes aware of such information.

20.2	WuXi shall investigate according to WuXi’s applicable policy and procedures.

20.3	WuXi shall provide ZMC with periodic updates on any outstanding product complaints and complete a final report within sixty (60) calendar days.

21.	STOCK RECOVERY

21.1	If any problems are discovered and identified as recall/stock recovery issues related to the Products, the discovering Party shall notify the other immediately.

21.2	WuXi shall notify ZMC within three (3) business days if it becomes aware that any Product is alleged or proven to be the subject of a recall or stock recovery in China.

21.3	The Parties shall meet to discuss the circumstances that merit the Product recall or stock recovery and to determine the appropriate course of action. Such course of action shall be consistent with the WuXi internal SOP.

21.4	If either Party proposes to initiate a Stock Recovery or other corrective action with respect to the Product in the Collaboration Territory, the Parties will promptly discuss such proposed action. Any decisions by the Parties shall be governed by the terms of the Collaboration Agreement. The Parties shall cooperate, as reasonably necessary, in the implementation of such actions.

21.5	The Parties shall cooperate and promptly perform investigations into the root causes leading up to the Product Stock Recovery, when appropriate. Investigation reports regarding the defect or cause for such regulatory reporting shall be provided to the corresponding Party within an appropriate timeframe dependent on regulatory reporting requirements.

21.6	The Parties shall each maintain complete and accurate records of any Stock Recovery it has the right to control pursuant to this section of the Quality Agreement for such periods as may be required by legal requirements, but in any event for no less than three (3) years from the date of Stock Recovery.

22.	RESPONSIBLE PERSONS: CONTACT INFORMATION

22.1 The individuals listed in EXHIBIT C shall be the key points of contact between WuXi and ZMC relating to the rights and obligations of the Parties in this Quality Agreement. The responsible individuals, or their respective delegates, must be notified in official communications as required by this Quality Agreement.

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Exhibit A

List of Products

[***]

***Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B

Definition of Quality Duties and Responsibilities
[***]
		[***]	[***]	[***]
[***]	[***]
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***Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Definition of Quality Duties and Responsibilities
[***]
		[***]	[***]	[***]
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	[***]		[***]
	[***]		[***]
	[***]			[***]

***Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Definition of Quality Duties and Responsibilities
[***]
		[***]	[***]	[***]
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	[***]		[***]
	[***]		[***]

***Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Definition of Quality Duties and Responsibilities
[***]
		[***]	[***]	[***]
	[***]			[***]
	[***]		[***]
	[***]		[***]
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***Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT C

Responsible Persons and Contact Information

WuXi
Name	Email Address	Contact Number	Responsibility

James Ruan	[***]	[***]	Sr. Director, Quality Assurance

Bob Coldreck	[***]	[***]	VP, Quality

ZMC
Name	Email Address	Contact Number	Responsibility

Exhibit C Version Date: Jun 14 2013

***Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 4

Work Plan

[***]

***Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 5

Joint Steering Committee

Chairperson:	Feng Tian, Ph.D, AMBRX Inc.

Members

Name	Affiliation	Title	Email	Work Phone
Feng Tian, Ph.D	AMBRX Inc.	Director, EuCode Technology	[***]	[***]
Ho Cho, Ph.D	AMBRX Inc.	Chief Technology Officer	[***]	[***]
Scott Geyer, Ph.D	AMBRX Inc.	Vice president, CMC	[***]	[***]
Xuejun Liang	ZMC	Manager, Biopharmaceutical	[***]	[***]
Baoquan Zhu	Shanghai Institute of Pharmaceutical Industry	Chair, Academic Committee	[***]	[***]
Hong Qian, Ph.D	Novo Biotech Corp.	CEO/BOD	[***]	[***]

***Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 6

Joint Press Release

Ambrx and Zhejiang Medicine Co. Ltd. Form Collaboration to Develop and Commercialize Ambrx’s Antibody Drug Conjugate for Breast Cancer

San Diego and Shanghai, June 14, 2013 — Ambrx and Zhejiang Medicine Co. Ltd. (ZMC) today announced that they have formed a collaboration to develop and commercialize ARX788, Ambrx’s most advanced internally developed site-specific antibody drug conjugate (ADC) targeting Her2-positive breast cancer.

Under the agreement, Ambrx and ZMC will continue the development of ARX788, with ZMC bearing the ongoing development cost. ZMC will receive commercial rights in China while Ambrx retains commercial rights outside of China and receives royalties on sales of the product in China. ZMC will manufacture the product to world-class standards for clinical and commercial supplies on a global basis. WuXi PharmaTech will provide integrated services for ARX788, including the development and manufacturing of the toxin, antibody and ADC, pre-clinical development and clinical trials.

“We are excited to initiate this unique collaboration with ZMC and WuXi, which allows us to team up with China’s leading pharmaceutical and CRO companies to efficiently develop ARX788, our most advanced ADC therapeutic candidate for both breast cancer and gastric cancer indications,” said Lawson Macartney, Ph.D., Chief Executive Officer of Ambrx. This collaboration allows Ambrx to further extend our pipeline of ADCs and gain access to the China market through our partnership with ZMC. Our experience with site-specific ADC technology has shown that we have the potential to create best-in-class therapeutic candidates, and we look forward to advancing ARX788 into the clinic to understand its full potential.”

Chunbo Li, Chairman of Zhejiang Medicine, commented, “We are honored to partner with Ambrx, a leading biotech company, in ADC drugs. We will work with WuXi PharmaTech to accelerate the development and commercialization of ARX788 in China to bring benefits to Her2-positive cancer patients. The partnership will help ZMC undertake pioneering work in the development of monoclonal antibodies and ADCs. The partnership will also help ZMC establish long-term and mutually beneficial relationships with leading global companies and advance our position in the biopharmaceutical industry. “

“Our collaboration with Ambrx and ZMC on ARX788 is another example of how WuXi’s comprehensive, integrated, open-access R&D services platform enables our partners to develop innovative products efficiently and cost-effectively to benefit the world’s patients,” said Dr. Ge Li, Chairman and CEO of WuXi PharmaTech. “We are very pleased to offer our partners integrated services at global standards ranging from toxins to antibodies, from CMC development to pre-clinical studies, from regulatory strategy to clinical trials.”

About Ambrx

Ambrx Inc. is a clinical stage biopharmaceutical company using an expanded genetic code to create best-in-class biotherapeutics, including ADCs, bispecific antibodies and proteins with improved pharmacologic properties. The company is developing ARX201, a long-acting growth hormone that has successfully completed Phase 2b clinical trials. in addition to its most recent ADC collaborations with Merck, Astellas and Bristol-Myers Squibb, Ambrx has collaborations to discover and develop products incorporating Ambrx technology with Bristol-Myers Squibb, Eli Lilly and several undisclosed companies. Ambrx is advancing a robust portfolio of product candidates that are optimized for efficacy, safety and ease of use in multiple therapeutic areas.

For additional information, visit www.ambrx.com.

About Zhejiang Medicine Co. Ltd.

Zhejiang Medicine Co. Ltd. (ZMC) is a major China-based pharmaceutical company listed on the Shanghai stock exchange. It is a leading global manufacturer of fat-soluble vitamins and bacteria-resistant antibiotics. ZMC’s products are exported to the United States and many EU countries. In 2012, total revenue reached 5.3 billion RMB and total profit reached 855 million RMB. ZMC has strong capabilities in technology innovation and new drug R&D and has received the National High-Tech Enterprise and Model Innovation Enterprise awards in China. ZMC has a national-level R&D center and post-doctorate R&D sponsorship. Three ZMC research projects were awarded second prize in the National Technology Advancement competition and one was awarded second prize in the National Technology Innovation competition. To date, ZMC has 126 issued patents, including 15 global patents, and has four class 1 drugs in clinical trials.

For more information, please contact:

ZhuJun Yu or Jing Zhu (Investor Relationship)

Phone: +86-571-87213883

email: sunny_0517@163.com

About WuXi PharmaTech

WuXi PharmaTech is a leading pharmaceutical, biotechnology and medical device R&D outsourcing company, with operations in China and the United States. As a research-driven and customer-focused company, WuXi PharmaTech provides pharmaceutical, biotechnology and medical device companies with a broad and integrated portfolio of laboratory and manufacturing services throughout the drug and medical device R&D process. WuXi PharmaTech’s services are designed to help its global partners shorten the cycle and lower the cost of drug and medical device R&D. The operating subsidiaries of WuXi PharmaTech are known as WuXi AppTec.

For more informaiton, please contact

Ambrx

Ian Stone

(619) 308-6541

WuXI PharmaTech

Ronald Aldridge (for investors)

(201) 585-2048

ir@wuxiapptec.com

Aaron Shi (for the media)

+86-21-5046-4362

aaron_shi@wuxiapptec.com